IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE SOUTHERN DISTRICT OF TEXAS
                           CORPUS CHRISTI DIVISION


IN RE:                                SS.
                                      SS.
MIDCON OFFSHORE, INC.,                SS.                 CASE NO. 96-25269-C-11
                                      SS.                           (CHAPTER 11)
      DEBTOR.                         SS.



                   CONFORMED NUNC PRO TUNC ORDER APPROVING:

     (I) SALE OF SUBSTANTIALLY ALL OF THE DEBTOR'S ASSETS FREE AND CLEAR
         OF ALL CLAIMS, LIENS, INTERESTS AND ENCUMBRANCES PURSUANT TO
      SECTIONS 105 AND 363 OF THE BANKRUPTCY CODE, SUBJECT TO THE TERMS
                      OF A PURCHASE AND SALE AGREEMENT;

        (II) ASSUMPTION AND ASSIGNMENT OF CERTAIN EXECUTORY CONTRACTS
       PURSUANT TO SECTION 365 OF THE BANKRUPTCY CODE AND RULE 6006 OF
          THE BANKRUPTCY RULES AND FIX CURE AMOUNTS THEREUNDER; AND

       (III) REJECTION CERTAIN EXECUTORY CONTRACTS PURSUANT TO SECTION 365 OF THE BANKRUPTCY CODE AND RULE 6006 OF THE BANKRUPTCY RULES AND ESTABLISH A BAR DATE FOR THE FILING OF CLAIMS FOR REJECTION
             DAMAGES ARISING FROM THE REJECTION OF SUCH EXECUTORY
                                  CONTRACTS

            A hearing having been held on November 7, 1997 to consider Sheila Macdonald's motion seeking entry of an order (i) authorizing Trustee to sell substantially all of Debtor's assets free and clear of liens, claims, interests and encumbrances to Saratoga Resources, Inc., subject to the terms of a purchase and sale agreement; (ii) approving the assumption and assignment of certain executory contracts and fixing the cure amounts

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thereunder, and (iii) approving the rejection of certain executory contracts and establishing a bar date for filing claims for rejection damages arising thereunder (the "Sale Motion"); and upon consideration of the Sale Motion, any objections thereto and the evidence presented to the Court; and it appearing that good and sufficient notice has been given; and after due deliberation and sufficient cause appearing, the Court enters the following findings of fact and conclusions of law:

                  A.  FINDINGS OF FACT AND CONCLUSIONS OF LAW

      1. This Court has jurisdiction to consider the Sale Motion pursuant to 28 U.S.C. ss.ss. 157 and 1334. The Sale Motion is a core proceeding pursuant to 28 U.S.C. ss. 157(b). Venue is proper before this Court pursuant to 28 U.S.C. ss.ss. 1408 and 1409.

      2. Notice of the Sale Motion and the hearing thereon is sufficient and proper and complies with all applicable provisions and requirements of chapter 11 of title 11 of the United States Code (the "Bankruptcy Code"), Federal Rules of Bankruptcy Procedure, Local Rules of Bankruptcy Procedure and the order entered by the Court on October 28, 1997.

      3. On December 16, 1996 (the "Petition Date"), Midcon Offshore, Inc. ("Debtor") filed its voluntary petition for relief under the Bankruptcy Code.

      4. On June 17, 1997, Sheila Macdonald ("Trustee") was appointed to act as chapter 11 trustee for Debtor.

      5. Shortly after her appointment, Trustee began marketing substantially all of Debtor's assets for sale. To this end, Trustee organized data rooms on substantially all of Debtor's offshore oil and gas properties and prepared a videotape sales presentation regarding

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these properties.\1\ Trustee then scheduled appointments with potential purchasers to review the data. The data rooms opened on August 13, 1997 and closed on September 30, 1997. In order to obtain an appointment to review the data, potential purchasers were required to sign a confidentiality agreement. Trustee received and complied with approximately 75 requests for confidentiality agreements. Trustee received approximately 44 signed confidentiality agreements from potential purchasers and scheduled approximately 31 appointments to review the data. Due to a number of cancellations, approximately 26 potential purchasers actually reviewed the data. All of the potential purchasers were instructed to submit offers to Trustee on or before October 3, 1997. Trustee received eight (8) such offers to acquire substantially all of Debtor's offshore oil and gas properties (excluding the South Marsh Island 141/144 Field).

      6. Thereafter, Trustee engaged in negotiations to sell substantially all of Debtor's assets to Saratoga Resources, Inc. ("Saratoga"). The Agreement of Purchase and Sale between Trustee and Saratoga, attached hereto as EXHIBIT A, and the Amendment to the Agreement of Purchase and Sale, attached hereto as EXHIBIT A, (collectively, the "Agreement") is the product of substantial and good faith negotiations that were conducted at arm's length and without collusion. Following the submission of higher and better offers, the Trustee has agreed to sell the Assets to Basin Exploration, Inc. ("Buyer"). Trustee and Debtor are good faith sellers and Buyer is a good faith purchaser within the meaning of section 363(m) of the

--------
1. Due to complicated title issues with respect to the South Marsh Island 141/144 Field, Trustee and the statutory committee of unsecured creditors jointly negotiated a sale of this field separate and apart from the sale of Debtor's other oil and gas properties. This Court has previously entered an order approving Trustee's sale of the South Marsh Island 141/144 Field.

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Bankruptcy Code and are entitled to protection as such under section 363(m) of the Bankruptcy Code. The $400,000 Buyer Expense Reimbursement set forth in the Amendment to the Agreement of Purchase and Sale is fair and reasonable. Wherever in the attached EXHIBIT A the name Saratoga Resources, Inc. appears, it shall be substituted with the name of Basin Exploration, Inc.; provided, however, that Basin Exploration, Inc. shall not be entitled to the Buyer's Expense Reimbursement provided in Section 1.8 of the Agreement. Further Basin Exploration, Inc. shall be deemed to be a signatory party to the Agreement as if their signatures were annexed thereto and Basin Exploration, Inc. shall be entitled to all rights, privileges and obligations arising thereunder.

     7. Trustee has full corporate power and authority to execute the Agreement.

     8. The Agreement provides, INTER ALIA, for Trustee to sell, transfer, assign, convey and deliver to Buyer all of Debtor's right, title and interest in:

          a. the following oil and gas leases and interests (collectively, "Leases"):

               (1) Oil and Gas Lease between the State of Louisiana, as Lessor and Stanolind Oil and Gas Company, as Lessee, dated effective July 17, 1947 (State Lease No. 1134) now United States of America lease bearing Serial No. OCS 0300 covering the North Half of Block 45, West Cameron Area as shown on OCS Official Leasing Map, Louisiana Map No. 1, containing 2,500 acres,

               (2) Oil and Gas Lease between the State of Louisiana, as Lessor and Stanolind Oil and Gas Company, as Lessee, dated effective July 17, 1947 (State Lease No. 1133) now United States of America lease bearing Serial No. OCS-0299 covering the South Half of Block 45, West Cameron Area as shown on OCS Official Leasing Map, Louisiana Map No. 1, containing 2,500 acres,


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               (3)  Oil and Gas Lease between the State of Louisiana, as Lessor and Stanolind Oil and Gas Company, as Lessee, dated effective July 17, 1947 (State Lease No. 1137) now United States of America lease bearing Serial No. OCS-0301 covering the North Half of Block 56, West Cameron Area as shown on OCS Official Leasing Map, Louisiana Map No. 1, containing 2,500 acres,

               (4) Oil and Gas Lease granted by the United States of America, as Lessor, unto Husky Oil Company of Delaware, as Lessee, bearing Serial No. OCS-G 2876, effective January 1, 1975, covering all of Block 329, Vermilion Area, South Addition, OCS Official Leasing Map, Louisiana Map No. 3B, containing 5,000 acres, as amended by Lease Addendum dated July 1, 1990,

               (5) Oil and Gas Lease granted by the United States of America, as Lessor, unto CNG Producing Company, as Lessee, bearing Serial No. OCS-G 2877, effective December 1, 1974, covering all of Block 338, Vermilion Area, South Addition, OCS Official Leasing Map, Louisiana Map No. 3B, containing 5,000 acres,

               (6) Oil and Gas Lease granted by the United States of America, as Lessor, unto Marathon Oil Company, The Louisiana Land & Exploration Company, Inc., Amerada Hess Corporation and Texas Eastern Exploration Company, as Lessees, bearing Serial No. OCS-G 2716, effective July 1, 1974, covering all of Block A-568, High Island Area, South Addition, OCS Official Leasing Map, Texas Map No. 7B, containing 5,760 acres,

               (7) Oil and Gas Lease granted by the United States of America, as Lessor unto Texas Gas Exploration Corporation, as Lessee, bearing Serial No. OCS-G 3323, effective April 1, 1976, covering all of Block 220, East Cameron Area, OCS Official Leasing Map, Louisiana Map No. 2, containing 5,000 acres, and

               (8) Oil and Gas Lease granted by the United States of America, as Lessor, unto Phillips Petroleum Company and SONAT Exploration Company, as Lessee, bearing Serial


                                     -5-

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                    No. OCS-G 4534, covering all of Block 791, Mustang Island
                    Area, as shown on OCS Leasing Map, Texas Map No. 3, containing 5,760 acres;

          b. all producing and non-producing oil and gas wells, salt water disposal wells, injection wells and other wells located on the Leases or on lands or waterbottoms pooled therewith (collectively, the "Wells");

          c. all facilities, platforms, equipment, compressors, pipelines, separators, meters, dehydrators, tanks, fixtures, machinery, fixtures, flowlines, materials, improvements, and other real, personal, movable, immovable and mixed property located on, used in the operation of, or relating to the production, treatment, sale, or disposal of hydrocarbons, water, and associated substances produced from or attributable to the Leases (the "Personal Property");

          d. all natural gas, casinghead gas, drip gasoline, natural gasoline, natural gas liquids, condensate, products, crude oil and other hydrocarbons, whether gaseous or liquid, (i) produced from or allocable to the Assets after the Effective Date, and (ii) either in storage above the pipeline connection on or after the Effective Date, or sold on or after the Effective Date (the "Hydrocarbons");

          e. to the extent transferable, all permits, rights-of-way, easements, licenses, servitudes and related agreements (including, but not limited to, those described on EXHIBIT "E" to the Agreement) relating to the Leases, Wells or Personal Property or the ownership or operation thereof, or the production, treatment, sale, storage or disposal of Hydrocarbons, water or substances associated therewith (the "Applicable Agreements");

          f. to the extent assumption by Trustee and assignment to the Buyer is approved by the Bankruptcy Court, such contracts, leases and other agreements (including, but not limited to, those described on EXHIBIT "F" to the Agreement) relating to the Leases, Wells or


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



               Personal Property or the ownership or operation thereof, or the production, treatment, sale, storage or disposal of Hydrocarbons, water or substances associated therewith (the "Assumed Contracts"); and

          g. all records relating to the Leases, Wells, Hydrocarbons, Assumed Contracts and Personal Property, owned by Debtor and which Debtor is not prohibited from transferring to Buyer by law or existing contractual relationship including as follows: all (i) lease, land, and division order files (including any abstracts of title, title opinions, certificates of title, title curative documents, and division orders contained therein), (ii) the Applicable Agreements, (iii) all well, facility, and historic production files, (iv) all financial, accounting and tax records and materials relating to the Assets or which are necessary for Buyer's ownership, operation or administration of the Assets, (v) all geological files (including structure maps, logs and isopach maps) relating directly to the Leases (the "Geologic Data"); and
               (vi) to the extent transferable, all proprietary or licensed raw or processed geophysical data (including magnetic tapes, field notes, or seismic data) or interpretations therefrom; the above items (i), (ii), (iii), (iv), (v) and (vi) being accepted "AS IS, WHERE IS" without warranty or representation of any nature or kind as to the accuracy, completeness, materiality, validity or fitness for any purpose of such Geologic Data and Geophysical Data and with all faults and same is delivered for the purpose of Buyer's independent evaluation and any use or reliance thereon is at Buyer's sole risk (collectively, the "Records"). All such Leases, Wells, Personal Property, Hydrocarbons, Applicable Agreements, Assumed Contracts, and Records are hereinafter collectively referred to as the "Assets."

     9. The Agreement further provides that the transfer of the Assets shall be made at the Closing, but shall be made effective as of September 1, 1997 ("Effective Date").

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



      10. Trustee has agreed to sell the Assets to Buyer for $31,254,521 LESS $143,320.75 adjustment for title defect discussed below, but PLUS certain Additional Consideration including (collectively, "Total Consideration"):

          a. assumption and reimbursement of Debtor for all of Debtor's obligations with respect to all capital expenditures associated with the drilling and completion of High Island Block A-568, OCS-G-2716 Well No. A-17 and all capital expenditures associated with the installation of a pipeline associated with the production from platform(s) located on High Island Block A-568 operated by Samedan Oil Corporation insofar and only insofar as the interest of the Debtor's in the lease is concerned (including the reimbursement of any funds expended by Debtor in this regard);

          b. assumption of Debtor's plugging and abandonment obligations in accordance with the applicable statutes, rules and regulations with respect to:

               (1)  the Leases;

               (2) Oil and Gas Lease bearing Serial No. OCS-G 1352, dated June 1, 1964, from the United States of America, as Lessor, in favor of Shell Oil Company, as Lessee, covering all of BLOCK 21/44, WEST CAMERON AREA, OCS Leasing Map, Louisiana Map No. 1 (expired) -- 100.00% WORKING INTEREST; and

               (3) Oil and Gas Lease bearing Serial No. OCS-G 6651, dated June 1, 1984, from the United States of America, as Lessor, in favor of Marathon Oil Company, Amerada Hess Corporation, Phillips Petroleum Company and TXP Operating Company, as Lessee, covering all of BLOCK 316, EAST CAMERON AREA, South Addition, OCS Leasing Map, Louisiana Map No. 2A, containing 5,000 acres (expired) -- 25.00% WORKING INTEREST;


                                     -8-

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          c.   reimbursement of Debtor for certain overhead charges not to exceed $80,000 per month for each month from and after the Effective Date to the Closing Date (as such term is defined in the Agreement); and

          d. assumption of obligations with respect to gas imbalances on High Island A- 568 and payment of cure obligations in the amount of $348,556 relating to the plugging and abandonment escrow obligations on Vermilion 329/338.

      11. Pursuant to section 3.4 of the Agreement, on October 24, 1997, Saratoga submitted a letter to Trustee setting forth certain alleged title defects with respect to the Assets. Trustee has cured and/or resolved all such alleged title defects with the exception of certain State of Texas pipeline easements for which a purchase price adjustment in the amount of $143,320.75 will be made.

      12. The Total Consideration represents the highest and best offer for the Assets. The Trustee has articulated good and sufficient business reasons justifying the sale of the Assets to Buyer pursuant to the terms of the Agreement and thus the sale of the Assets to Buyer pursuant to the terms of the Agreement is a reasonable business decision in light of the circumstances and is in the best interest of the estate and its creditors. Further, the sale of the Assets to Buyer pursuant to the terms of the Agreement presents the best opportunity to realize the maximum value of the estate's assets for distribution to creditors and is necessary to preserve the value of the estate's assets for the estate and its creditors.

      13. The Total Consideration to be paid and/or assumed by Buyer is fair and constitutes reasonably equivalent value and reasonable market value for the Assets under the Bankruptcy Code and the laws of the United States, any State, territory or possession or the District of Columbia.

      14. Pursuant to section 2.6 of the Agreement, Trustee and Buyer have agreed to the following allocation of the purchase price:

                       AREA                               ALLOCATION

           High Island A-568 Field                      $18,000,000.00
           West Cameron 45 Field                          2,500,000.00
           East Cameron 220 Field                         4,500,000.00
           Mustang Island 791 Field                         254,521.00
           Vermillion 329/338 Field                       6,000,000.00
                TOTAL                                   $31,254,251.00

      15. Debtor's right, title and interest in the Leases is expressly subject to the following interests and encumbrances (collectively, the "Permitted Encumbrances"):

          a. recorded 3% overriding royalty interest held by LaSalle Street Natural Resources Corporation in all of the Leases;


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          b.   recorded 6.25% overriding royalty interest held by Amoco
               Production Company in South One-Half (S/2) of Tract 2362, Block 45, West Cameron Area, North One-Half (N/2) of Tract 2362, Block 45, West Cameron Area, and North One-Half (N/2) of Tract 2369, Block 56, West Cameron Area;

          c. farmout to Basin Exploration, Inc. of the Northeast One-Quarter (NE1/4) of Tract 2369, Block 56, West Cameron Area from depths below the stratigraphic equivalent of 9,872 feet in the Stanolind West Cameron No. A-3 Well to a true vertical depth of 10,500' or such lesser depth equal to the stratigraphic equivalent of the base of the Planulina Sand as found in the interval from 10,051' to 10,350';

          d. Title Defects not asserted by Saratoga in writing on or before October 24, 1997;

          e. continuing obligation to pay royalties on the Leases to the Department of Interior Minerals Management Service ("MMS") on and after the Effective Date; and

          f. obligations (including, but not limited to, payments, liens and duties) set forth in any executory contract assumed and assigned to Buyer, provided, however, unless otherwise provided herein, that such obligations shall not include obligations incurred on or before the Effective Date.

     16. With the exception of the Permitted Encumbrances, Debtor's right, title and interest in the Assets is being sold free and clear of any and all liens, claims, interests and encumbrances, with such liens, claims, interests and encumbrances attaching to the proceeds of the sale of the Assets.

     17. Pursuant to section 541 of the Bankruptcy Code, subject to the release and reassignment of Golden Gate Natural Resources 1995 Partnership's interest in the

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Volumetric Production Payment as provided in Section B, Paragraph 23 below,
Debtor owns and is authorized to convey the following net revenue and working interests in the Leases:


                                                 Working        Net Revenue
         AREA                                   INTEREST %       INTEREST %

West Cameron Area, Block 45 (N/2)                100.00           78.2500
(OCS-G 0300).

(Record Title)                                   100.00           78.2500
West Cameron Area, Block 45 (S/2)
(OCS-0299) down to the stratigraphic
equivalent of 9,872 feet MD in the Stanolind
West Cameron No. A-3 Well.

(Operating Rights)                                25.00           19.5625
West Cameron Area, Block 45 (S/2)
(OCS-0299) below the stratigraphic
equivalent of 9,872 feet MD in the Stanolind
West Cameron No. A-3 Well.

(Record Title)                                   100.00           78.2500
West Cameron Area, Block 56 (N/2) (OCS-
0301) down to the stratigraphic
equivalent of 9,872 feet MD in the Stanolind
West Cameron No. A-3 Well.

(Operating Rights)                                25.00           19.5625
West Cameron Area, Block 56 (N/2) (OCS-
0301) below the stratigraphic equivalent of 9,872 feet MD in the Stanolind West
Cameron No. A-3 Well.

Vermilion Area, South Addition, Block 329         52.00           35.4432
(OCS-G 2876).


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Vermilion Area, South Addition, Block 338         52.00           41.7733
(OCS-G 2877)


High Island Area, South Addition, Block A-        33.33           26.7777
568 (OCS-G 2716)

East Cameron Area, Block 220 (OCS-G 3323)        100.00           80.3333

Mustang Island Area, Block 791                   100.00           80.3333
(OCS-G 4534)

East Cameron Area, Block 316                      25.00              ---
(OCS-G-6651) (Expired)*

West Cameron Area, Block 21 (OCS-G-1352)         100.00              ---
(Expired)*

(*Provided for the purpose of determining the extent of Buyer's plugging and abandonment liability pursuant to Section 2.5(b) and (c) of the Agreement.)

      18. Certain parties (including, but not limited to, Robin L. Lyon, Virginia R. Lyon, Sanders W. Davis, Glen Goldfinger, Goren Brothers, Thomas H. Mahoney, IV, Petroshul, Inc. and the North Grandfield/West Cameron Group) have asserted an ownership interest in portions of the Leases. No assignments to such parties of an interest in the Leases was ever recorded and/or perfected with the MMS. Trustee can sell the Assets free and clear of such interests pursuant to section 363(f) of the Bankruptcy Code. Any and all claims of such parties shall attach to the proceeds from the sale of the Assets.

      19. Certain parties (including, but not limited to, Long Horizons Fund L.P., Golden Gate Natural Resources 1995 Partnership, Bank of America Illinois, Bank of America

                                     -13-

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National Trust and Savings Association, Louis Dreyfus Natural Gas Corporation
and those parties listed on EXHIBIT B attached hereto) have asserted liens on the Leases. Trustee can sell the Assets free and clear of such liens pursuant to section 363(f) of the Bankruptcy Code. Any and all claims of such parties shall attach to the proceeds from the sale of the Assets.

      20. All requirements of section 363(b) and section 363(f) of the Bankruptcy Code and any other applicable law relating to the sale of the Assets have been satisfied.

      21. Any and all liens, claims, interests and encumbrances not expressly assumed by Buyer, including, but not limited to, any and all mechanic's and materialmen's claims, shall be transferred from the Debtor's interest in the Leases and shall attach to the proceeds of the sale of the Assets.

      22. The sale of the Assets to Buyer is expressly contingent upon MMS approval of the assignment of the Leases to Buyer and transfer of operator designation to Buyer.

      23. The assumption and assignment to Buyer of the executory contracts identified on EXHIBIT C ("Assumed Contracts") attached hereto is in Debtor's economic best interest because the assumption and assignment of such executory contracts is an integral part of the sale of the Assets.

      24. Excluding postpetition amounts to be paid in the ordinary course of business, the cure amount for the Assumed Contracts is the cure amounts reflected in Column

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D to EXHIBIT C; provided, however, that the cure obligations on Items No. 5, 7,
8 and 17 shall be paid out of the sale proceeds as soon as practicable following Closing out of the Escrow Account.

      25. Buyer has provided adequate assurance of future performance of the Assumed Contracts sufficient to satisfy section 365(f)(2) of the Bankruptcy Code.

      26. In connection with the assumption and assignment of the Assumed Contracts, Debtor owes the MMS $2,185,193.10 (excluding prepetition interest, prepetition penalties and postpetition penalties) with respect to prepetition royalties arising from the Debtor's prepetition operation and production of the Leases. Debtor is current on all post-petition royalties arising from the Debtor's postpetition operation and production of the Leases.

      27. Trustee, Debtor and MMS have reserved their rights with respect to the determination of the amount of the prepetition and postpetition penalties on the Leases, provided, however, that MMS releases Buyer from any such obligations and such release shall be effective once closing occurs. To the extent allowed, any claim of the MMS for prepetition interest and/or prepetition penalties shall be treated as a general unsecured claim against the Debtor. To the extent allowed, any claim of the MMS for postpetition penalties shall be treated as a priority unsecured claim against the Debtor.

      28. The rejection of the executory contracts identified on EXHIBIT D-1 and EXHIBIT D-2 (the "Rejected Contracts") is in Debtor's economic best interest because Buyer has not sought the assumption and assignment of such executory contracts, the estate no longer has an economically viable use for the Rejected Contracts and the Rejected Contracts are of no value to the estate.

               B.  IN ACCORDANCE WITH AND BASED ON THE FOREGOING, IT IS HEREBY
                      ORDERED, ADJUDGED AND DECREED THAT:

     1. The relief requested in the Sale Motion is granted as modified herein.

     2. All objections to the Sale Motion not resolved by the terms of this Order or withdrawn are hereby overruled and denied.

            The $400,000 Buyer Expense Reimbursement set forth in the Amendment to the Agreement of Purchase and Sale is hereby approved and shall be paid out of the Escrowed Proceeds as soon as practicable following MMS approval of the form of the assignments and of the Buyer.

      3. Pursuant to section 363 of the Bankruptcy Code, Trustee is hereby authorized to sell the Assets free and clear of all liens, claims, interests and encumbrances (excluding the Permitted Encumbrances) to the Buyer, subject to the terms of the Agreement and this Order.

      4. The terms and conditions of the Agreement are approved in all respects except as modified by this Order.

      5. Trustee is hereby authorized to enter into and to execute the Agreement with Buyer substituted as signatory and such Agreement is hereby approved in all respects.

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



Trustee is hereby authorized and empowered to consummate the sale of the Assets to Buyer subject to the terms of the Agreement and to execute such additional documents as may be reasonable and necessary to consummate the sale.

      6. Trustee and each other person or entity having duties or responsibilities under the Agreement or this Order and their respective representatives and attorneys are hereby authorized and empowered to carry out all of the provisions of the Agreement and this Order and to issue, execute, deliver, file and record as appropriate the Agreement and such additional documents as may be reasonable and necessary to consummate the sale of the Assets and to take any action contemplated by the Agreement and/or this Order.

      7. Trustee and Buyer shall comply with the final adjustment provisions provided in section 13.4 of the Agreement, provided, however, that the adjustments after the Effective Date with respect to the production from the Volumetric Production Payment shall be calculated pursuant to the Scheduled Gas Price set forth in the Hydrocarbon Purchase and Sale Agreement dated December 29, 1995 as amended August 23, 1996, attached hereto as EXHIBIT E.

      8. Subject to MMS approval of the assignment of the Leases and transfer of the operator designation on those Leases currently operated by Trustee and subject to the release and reassignment of Golden Gate Natural Resources 1995 Partnership's interest in the Volumetric Production Payment as provided in Section B, paragraph 23 below, excluding the

Permitted Encumbrances, at closing, all of Debtor's right, title and interest in and to the Assets including without limitation the interests described in paragraph 17 above shall immediately vest in Buyer free and clear of all liens, claims, interests and encumbrances of any type whatsoever pursuant to section 363 of the Bankruptcy Code.

      9. Except as otherwise provided herein, any and all liens, claims, interests or encumbrances of any type or nature whatsoever on the Assets shall attach to the proceeds of the sale in the order of their priority to the same extent and with the same validity, force and effect as if the Assets had not been sold.

      10. The clerk of the court of the respective parishes and counties in which any liens, encumbrances and/or disputed working interests shall have been filed on Debtor's interest in the Assets are hereby ordered to cancel and remove from the public records of such parishes and counties all such liens, encumbrances and disputed working interests from the Assets, including, but not limited to, the liens, encumbrances and disputed working interests (if any) of Louis Dreyfus Natural Gas Corporation, those parties listed on EXHIBIT B attached hereto, Testamentary Trust of Bruce Norris, Robin L. Lyon, Virginia R. Lyon, Sanders W. Davis, Glenn Goldfinger, Goren Brothers, Thomas H. Mahoney, IV, Petroshul, Inc., Janet Ades, Aaron L. Akabas, Patricia Alexander, Jean-Claude Bystryn, David Fleischer, John Friedler, Ben-Ami Friedman, Valerie-Furth, Daniel Gildesgame, Matilda Goldfinger, Bruce B. Grynbaum, Eric Hadar, Jack M. Hofkosh, Raananah Katz, Peter Landau, Alan Lesure, Pam

Levin, Paul A. Levin, Ginny MacKenzie, Thomas H. Mahoney, Peirre D. Martinet, Manton B. Metcalf, III, Richard T. Millard, Ida Reich, Lawrence R. Ross, John G. Sacchi, Randolph C. Sailer, II, Marilyn Salant, Theodore Schatzberg, Jay Schneiderman, Richard J. Shaver, Jack Sokolow, Paul Sperry, Frederick Swerdlow, Arthur Tobin, Edward S. Trippe, Gale Wall, Pamela Wolfe, Matina Yamin, Sol Zimmerman and Diana Zimmerman; provided, however, that Production Management Corporation's lien shall only be released as to the Assets sold to the Buyer.

     11. Upon Buyer's request, any and all holders of any liens, encumbrances and/or disputed working interests filed of public record on Debtor's interest in the Assets and/or on the Leases being assumed and assigned hereunder, are hereby ordered to execute a release of such liens, encumbrances and/or disputed working interests as they affect the Assets.

     12. Pursuant to section 365 of the Bankruptcy Code, effective as of October 22, 1997, the assumption of the Assumed Contracts identified on EXHIBIT C attached hereto and the assignment of the Assumed Contracts is hereby approved.

     13. The Assumed Contracts will be transferred to, and remain in full force and effect for the benefit of, Buyer in accordance with their respective terms notwithstanding any provision in any such Assumed Contract (including those described in sections 365(b)(2) and section 365(f) of the Bankruptcy Code) that prohibits, restricts or conditions such assignment or transfer; provided, however, that such prohibition, restriction or condition of assignment or transfer shall be negated only with respect to transfers and assignments by Trustee to Buyer effected pursuant to the Agreement this Order, and that such prohibitions, restrictions and conditions of assignment or transfer shall otherwise remain in full force and effect and a part of the Assumed Contracts so assigned or transferred.

      14. Except as otherwise provided herein, all of Debtor's rights and obligations under the Assumed Contracts are fully assumed by Buyer, including without limitation, all of Debtor's monetary and nonmonetary rights and obligations under the Assumed Contracts, and Trustee and Debtor shall not be liable or responsible in any way for such Assumed Contracts or any obligations thereunder.

      15. The failure of Trustee, Debtor or Buyer to enforce at any time one or more terms or conditions of the Assumed Contracts shall not be a waiver of such terms or conditions or of Trustee, Debtor and Buyer's rights to enforce every term and condition of the Assumed Contracts.

      16. The cure amount for the Assumed Contracts shall be the cure amounts reflected in Column D to EXHIBIT C, provided, however, that a hearing will be held to determine whether the obligations to the MMS reflected therein constitute cure obligations under section 365 of the Bankruptcy Code and provided further that all rights of the MMS to seek payment of its prepetition royalty claims out of the Escrowed Proceeds (as defined herein) shall be preserved. It is specifically recognized that, except as to the interest which Buyer acquires in the Leases, the entry of this Order shall not prejudice the rights of the MMS with respect to any obligation arising under the Leases and which the MMS may have had prior to the sale of the Leases or prior to the entry of this Order. Such rights, if any, are hereby reserved. The Leases shall be sold free and clear of any claim of the MMS for prepetition royalty, however the MMS retains its rights under the applicable regulations to approve the form of the assignments and the Buyer and to set required bonding amount. Louis Dreyfus Natural Gas Corp (LDNG) reserves the right to assert that, if the Court find that the MMS is entitled to cure under section 365, such cure claims may not be satisfied with LDNG's cash collateral without a finding of adequate protection by the Court.

      17. Pursuant to section 365 of the Bankruptcy Code, effective as of November 14, 1997, the rejection of the Rejected Contracts identified on EXHIBIT D-1 to the Sale Motion are hereby approved.

            Should any party to any Assumed Contract ("Contract Party") be required or be at risk to pay, directly or indirectly, any portion of the Debtor's prepetition royalty obligation to the MMS, then such Contract Party shall be permitted to assert that such amount is a cure obligation or otherwise payable to such Contract Party pursuant to the provisions of the Agreement, this Order, section 365 of the Bankruptcy Code or any other provision of the Bankruptcy Code or otherwise. Such assertions shall be subject to the assertions of LDNG that LDNG's cash collateral is not subject to the claims of any Contract

Party absent a finding of adequate protection of LDNG's interest in its cash collateral. As set forth in the Agreement, in no event will such cure obligation be an obligation of Basin.

      18. Pursuant to section 365 of the Bankruptcy Code, effective as of December 1, 1997, the rejection of the Rejected Contracts identified on EXHIBIT D-2 to the Sale Motion are hereby approved.

      19. Any person or entity that holds a claim arising from the rejection of any of the Rejected Contracts identified on EXHIBIT D-1 and EXHIBIT D-2 to the Sale Motion must file a proof of claim the later of 30 days from the date hereof or 30 days from the date the rejection becomes effective or they shall be forever barred from asserting a claim against Debtor.

      20. Upon closing:

          a. Buyer and Trustee shall execute and acknowledge an Assignment for each of the Leases and Applicable Agreements (excluding certain State of Texas easements) listed on EXHIBITS "A", "A-1" AND "E" to the Agreement in form and substance sufficient to convey title to the Assets in accordance with the terms of the Agreement. The form of the Assignments shall be substantially similar to the form attached to the Agreement as EXHIBITS "B-1", "B-2", "B-3" AND "B-4".

          b. Buyer and Trustee shall execute and acknowledge any such other instruments as are reasonably necessary to effectuate the conveyance of the Assets to Buyer, including without limitation, separate assignments of the Assets on officially approved forms in sufficient counterparts to satisfy applicable statutory and regulatory requirements for the transfer of the Assets.

          c. To the extent permitted by law or contract, Trustee shall execute and deliver at Closing the requisite number of Designation of Operator forms and any other necessary forms, as may be required by the MMS or other governmental agency having jurisdiction, to designate Buyer, or an affiliate or subsidiary or its designee or nominee, as operator.

          d. Trustee shall execute and deliver at Closing all transfer orders or Letters-in-Lieu as may be required by Buyer.

          e. Trustee and Buyer shall execute the Escrow Agreement in a form substantially similar to EXHIBIT "C" to the Agreement.

          f. Buyer shall pay $31,800,000 into the Escrow Account via wire transfer (the "Escrowed Proceeds"). Trustee and Buyer acknowledge and agree that the assignment of the Leases and the designation of the change of operatorship are required to be submitted to the MMS for approval. Distribution of the proceeds shall be contingent upon MMS approval of (i) the assignment(s) of the Leases, (ii) change or designation of operator forms on those leases for which Debtor is currently designated as operator and
               (iii) all such other governmental compliance forms as may be required by the MMS to complete the transfer of the Leases to Buyer.

     21. Following MMS approval of (i) the assignment(s) of the Leases, (ii) change or designation of operator forms and (iii) all such other governmental compliance forms as may be required by the MMS to complete the transfer of the Leases to Buyer, the sale proceeds shall be released from the Escrow Account and Trustee shall pay the following as soon as practicable thereafter:

          a. all outstanding amounts under the debtor-in-possession facility with Long Horizons Fund L.L.P.;

          b. all outstanding amounts under and associated with the Volumetric Production Payment Agreement with Golden Gate Natural Resources 1995 Partnership, Bank of America Illinois and Bank of America National Trust and Savings Association; and in connection therewith Golden Gate shall supply Trustee and LDNG and any other parties who request a copy, a statement of the methodology of determining such amounts on or before 10:00 a.m. on the day prior to the date such payment is to be made to allow verification of the calculation thereof and will telephonically notify the Trustee and LDNG, and any other party requesting such information, of the calculation of the actual amount thereof based upon such methodology by 10:30 a.m. on the date of such payment and Trustee or LDNG shall notify telephonically Golden Gate of any errors therein by 11:30 on such date of payment;

          c. except as otherwise provided herein, the cure obligations assumed by Debtor in the Agreement and the cure obligations set forth in paragraph 24 on page 14.

Moreover, the Trustee is authorized to draw $60,000 per month to pay ongoing administrative expenses such as employee payroll and utilities for four months following release of the Escrowed Proceeds. The remaining sale proceeds shall be segregated pending confirmation of a plan or further order of the Court.

      22. As soon as practicable following payment of all outstanding amounts under the debtor-in-possession facility with Long Horizons Fund L.L.P., Long Horizons Fund L.L.P. shall execute a release of its liens and encumbrances on the Assets and claims against Debtor, which release shall instruct the clerk of the court of the respective parishes and counties in which any liens or encumbrances shall have been filed by Long Horizons Fund L.L.P. on

Debtor's interest in the Assets to cancel and remove from the public records of such parishes and counties all such liens and encumbrances from Debtor's Assets.

      23. As soon as practicable following payment of all outstanding amounts under and associated with the Volumetric Production Payment Agreement with Golden Gate Natural Resources 1995 Partnership, Bank of America Illinois and Bank of America National Trust and Savings Association, such parties shall execute a release of their liens and encumbrances on the Assets and claims against Debtor, which release shall instruct the clerk of the court of the respective parishes and counties in which any liens or encumbrances shall have been filed by Golden Gate Natural Resources 1995 Partnership, Bank of America Illinois and Bank of America National Trust and Savings Association on Debtor's interest in the Assets to cancel and remove from the public records of such parishes and counties all such liens and encumbrances from Debtor's Assets, and Golden Gate Natural Resources 1995 Partnership shall assign and release of record, effective upon receipt of such payment, the Volumetric Production Payment.

      24. As soon as practicable following MMS approval of (i) the assignment(s) of the Leases, (ii) change or designation of operator forms and (iii) all such other governmental compliance forms as may be required by the MMS to complete the transfer of the Leases to Buyer, Debtor shall pay all Court approved cure obligations reflected on EXHIBIT C excluding the cure obligations assumed by Buyer and excluding the prepetition royalties owed to MMS.

      25. The Court retains exclusive jurisdiction to interpret and enforce the provisions of the Agreement, any related agreement to which Debtor or Trustee is a party and this Order in all respects.

      26. Saratoga, a Texas corporation, together with its successors, assigns and heirs, release and discharge Sheila Macdonald, individually and in her capacity as the Chapter 11 Trustee of Midcon Offshore, Inc. in these proceedings, her agents, representatives, employees, attorneys and advisors from and against any and all claims, rights, demands, and causes of action of any kind or nature whatsoever arising directly or indirectly, or as a result of, or in connection with, the performance of any obligation arising under or related to the Agreement or the alleged or claimed efforts of Sheila Macdonald, Chapter 11 Trustee to market and/or sell any of the properties, leases, contracts or assets which are the subject of the Agreement.

      Dated:      NOV 18 1997, 1997


                                     /S/RICHARD SCHMITT
                                    ---------------------------------------
                                    UNITED STATES BANKRUPTCY JUDGE

AGREED TO AND APPROVED:


By: /S/HARRY A. PERRIN
   -----------------------------
      Harry A. Perrin
      State Bar No. 15796800
      Sylvia Mayer Baker
      State Bar No. 00787028
      WEIL, GOTSHAL & MANGES LLP
      700 Louisiana, Suite 1600
      Houston, Texas 77002
      Telephone:  (713) 546-5000
      Facsimile:  (713) 224-9511

ATTORNEYS FOR SHEILA MACDONALD,
CHAPTER 11 TRUSTEE FOR MIDCON
OFFSHORE INC.


By: /S/GLENN E. KELLER
   -----------------------------
      Glenn E. Keller

      DAVIS, GRAHAM & STUBBS
      370 17th Street, Suite 4700
      Denver, CO  80202
      Telephone:  (303) 892-9400
      Facsimile:  (303) 893-1379

ATTORNEYS FOR BASIN EXPLORATION, INC.

Approved as to form:


By: /S/SHARON M. MURPHY
   ----------------------------
      Sharon M. Murphy
      Civil Division
      U.S. Department of Justice
      P.O. Box 875
      Ben Franklin Station
      Washington, D.C. 20044-0875
      Telephone:  (202) 616-2238
      Facsimile:  (202) 514-9163

ATTORNEY FOR U.S. DEPARTMENT OF
INTERIOR, MINERALS MANAGEMENT SERVICE

                                   EXHIBIT A


                        AGREEMENT OF PURCHASE AND SALE

      This AGREEMENT OF PURCHASE AND SALE ("Agreement") is made and entered into on this 22nd day of October, 1997, by and between MIDCON OFFSHORE, INC., a Texas corporation, appearing herein through SHEILA MACDONALD, its duly appointed Trustee in a proceeding filed under Title 11 of the United States Code on December 16, 1996, in the Southern District of Texas, Corpus Christi Division, Case No. 96-25269-C (hereinafter referred to as "Seller") and SARATOGA RESOURCES, INC., a Texas corporation (hereinafter referred to as "Buyer").

                                  WITNESSETH:

      WHEREAS, Seller owns certain oil and gas interests, related facilities and equipment and assets; and

      WHEREAS, Seller desires to sell and Buyer desires to purchase those oil and gas interests, related equipment, assets and other real, personal movable, immovable and mixed property.

      NOW THEREFORE, in consideration of the mutual promises contained herein, the benefits to be derived by each party hereunder and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller agree as follows:

                        SECTION 1.  DEFINITION OF TERMS

      As used herein, the following terms shall have the meanings ascribed to them in this Section 1.

      1.1 AGREEMENT. The word "Agreement" shall refer to this Purchase and Sale Agreement, executed as of the date set forth above, by and between Midcon Offshore, Inc. and Saratoga Resources, Inc.

      1.2 ASSETS. The word "Assets" shall have the meaning ascribed to it in
Section 2 hereof.

      1.3 ASSIGNMENT. The word "Assignment" shall refer to the form of assignment, bill of sale and conveyance for transferring the Assets, as applicable, as set forth as EXHIBITS "B-1", "B-2" AND "B-3".

      1.4 ASSUMED CONTRACTS. The phrase "Assumed Contracts" shall have the meaning ascribed to it in Section 2.1(f) hereof.

      1.5 BANKRUPTCY COURT. The phrase "Bankruptcy Court" shall refer to the United States Bankruptcy Court for the Southern District of Texas, Corpus Christi Division.

      1.6 BANKRUPTCY PROCEEDING. The phrase "Bankruptcy Proceeding" shall refer to the Seller's pending Chapter 11 bankruptcy proceeding, bearing Case No. 96-25269-C on the docket of the Bankruptcy Court.

      1.7 BUYER. The word "Buyer" shall refer to Saratoga Resources, Inc.

      1.8 BUYER'S EXPENSE REIMBURSEMENT. The phrase "Buyer's Expense Reimbursement" shall mean an amount equal to Two Hundred Thousand and No/100 Dollars ($200,000) which Buyer has incurred in connection with its efforts to purchase the Assets.

      1.9 CLOSING DATE. The phrase "Closing Date" or "Closing" shall refer to the first business day following the date upon which the Bankruptcy Court shall have signed an Order approving the sale of the Assets to the Buyer pursuant to the terms and conditions of this Agreement.

      1.10 DEFENSIBLE TITLE. The phrase "Defensible Title" shall mean such title to a Subject Interest that, subject to and except for Permitted Encumbrances,
(i) entitles Seller to receive marketable title to not less than the net revenue interest of Seller for the well, unit or lease as set forth in EXHIBIT "A-1" of all hydrocarbons produced, saved and marketed from or attributable to a Subject Interest, and (ii) obligates Seller to bear the costs and expenses relating to the maintenance, development and operation of such well, unit or lease in an amount not greater than the working interest of Seller for such Subject Interest as set forth in EXHIBIT "A-1" (unless Seller's net revenue interest therein is proportionately increased); it being understood that the existence of Permitted Encumbrances affecting any Assets shall not form the basis for a claim that Seller does not have Defensible Title to such Assets.

      1.11 DUE DILIGENCE. The phrase "Due Diligence" shall refer to Buyer's independent investigation, evaluation and analysis of the Assets, which shall include such General Due Diligence and Environmental Due Diligence defined in Sections 3.1 and 15.1, respectively.

      1.12 EFFECTIVE DATE. The phrase "Effective Date" shall refer to 7:00 a.m. C.S.T. on the 1st day of September, 1997.

      1.13 ESCROW ACCOUNT. The phrase "Escrow Account" shall refer to the account established in the name of Seller and Buyer at a mutually acceptable bank, pursuant to the terms and conditions of the Escrow Agreement attached hereto as EXHIBIT "C."

      1.14 LIEN. The word "Lien" shall mean any mortgage, lien, pledge, charge, deed of trust, security interest, lis pendens, judgment, encumbrance or other type of preferential arrangement, whether arising by contract, operation of law or otherwise (including, without limitation, the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement).

      1.15 MMS. The word "MMS" shall refer to the Department of Interior, Minerals Management Service.

      1.16 OVERHEAD FEE. The phrase "Overhead Fee" shall refer to an amount to be paid to Seller by Buyer, at the rate not to exceed $80,000 per month for each month (prorated for any portion of a month), from and after the Effective Date, to discharge certain services performed by Seller on behalf of Buyer, as hereinafter provided.

     1.17 PERMITTED ENCUMBRANCES. The phrase "Permitted Encumbrances" shall mean those burdens, conditions, charges, encumbrances, exceptions, and restrictions described on EXHIBIT "D."

      1.18 PURCHASE PRICE. The phrase "Purchase Price" shall refer to the Twenty-Seven Million Five Hundred Thousand and No/100 Dollars ($27,500,000) cash payment to be paid to Seller by Buyer for the purchase of the Assets.

      1.19 SELLER. The word "Seller" shall refer to Midcon Offshore, Inc.

      1.20 SUBJECT INTERESTS. "Subject Interests" shall mean any and all interests owned by Seller (or owned by Seller, but which interest is also claimed by a third party) in oil and gas leases and other properties set forth in EXHIBITS "A" AND "A-1" or which Seller is now entitled to receive by reason of any existing participation, joint venture, farm-in or other agreement, in and to the oil, gas and/or mineral leases, permits, licenses, concessions, leasehold estates, fee royalty and overriding royalty interests, all as are more particularly described in EXHIBITS "A" AND "A-1" attached hereto and incorporated herein.

      1.21 TRUSTEE. The word "Trustee" shall refer to Sheila Macdonald, the duly appointed Chapter 11 Trustee of Seller.

                     SECTION 2.  ASSETS AND CONSIDERATION

      2.1 AGREEMENT TO SELL AND PURCHASE THE ASSETS. Subject to the following terms and conditions, Seller agrees to sell, transfer, assign, convey and deliver to Buyer to the extent of Seller's right, title and interest, and Buyer agrees to purchase, receive, pay for and accept all of Seller's right, title and interest in the Assets as of the Effective Date, as follows:

            (a) The oil and gas leases and interests listed and described in EXHIBITS "A" AND A-1" (collectively, "Leases").

            (b) All producing and non-producing oil and gas wells, salt water disposal wells, injection wells and other wells located on the Leases or on lands or waterbottoms pooled therewith (collectively, the "Wells").

            (c) All facilities, platforms, equipment, compressors, pipelines, separators, meters, dehydrators, tanks, fixtures, machinery, fixtures, flowlines, materials, improvements, and other real, personal, movable, immovable and mixed property located on, used in the operation of, or relating to the production, treatment, sale, or disposal of hydrocarbons, water, and associated substances produced from or attributable to the Leases (the "Personal Property").

            (d) All natural gas, casinghead gas, drip gasoline, natural gasoline, natural gas liquids, condensate, products, crude oil and other hydrocarbons, whether gaseous or liquid, (i) produced from or allocable to the Assets after the Effective Date, and (ii) either in storage above the pipeline connection on or after the Effective Date, or sold on or after the Effective Date (the "Hydrocarbons").

            (e) To the extent transferable, all permits, rights-of-way, easements, licenses, servitudes and related agreements (including, but not limited to, those described on EXHIBIT "E") relating to the Leases, Wells or Personal Property or the ownership or operation thereof, or the production, treatment, sale, storage or disposal of Hydrocarbons, water or substances associated therewith (the "Applicable Agreements").

            (f) To the extent assumption by the Seller and assignment to the Buyer is approved by the Bankruptcy Court, such contracts, leases and other agreements (including, but not limited to, those described on EXHIBIT "F") relating to the Leases, Wells or Personal Property or the ownership or operation thereof, or the production, treatment, sale, storage or disposal of Hydrocarbons, water or substances associated therewith (the "Assumed Contracts"); provided, however, that Buyer reserves the right to notify the Seller in writing on or before 5:00 p.m. C.S.T. on October 24, 1997 that the Buyer no longer seeks to acquire any or all of the Assumed Contracts.

            (g) All records relating to the Leases, Wells, Hydrocarbons, Assumed Contracts and Personal Property, owned by Seller and which Seller is not prohibited from transferring to Buyer by law or existing contractual relationship including as follows: all (i) lease, land, and division order files (including any abstracts of title, title opinions, certificates of title, title curative documents, and division orders contained therein), (ii) the Applicable Agreements, (iii) all well, facility, and historic production files, (iv) all financial, accounting and tax records and materials relating to the Assets or which are necessary for Buyer's ownership, operation or administration of the Assets, (v) all geological files (including structure maps, logs and isopach maps) relating directly to the Leases (the "Geologic Data"); and (vi) to the extent transferable, all proprietary or licensed raw or processed geophysical data (including magnetic tapes, field notes, or seismic data) or interpretations therefrom; the above items (i), (ii), (iii), (iv), (v) and (vi) being accepted "AS IS, WHERE IS" without warranty or representation of any nature or kind as to the accuracy, completeness, materiality, validity or fitness for any purpose of such Geologic Data and Geophysical Data and with all faults and same is delivered for the purpose of Buyer's independent evaluation and any use or reliance thereon is at Buyer's sole risk (collectively, the "Records").

      All such Leases, Wells, Personal Property, Hydrocarbons, Applicable Agreements, Assumed Contracts, and Records are hereinafter collectively referred to as the "Assets." The transfer of the Assets shall be made at the Closing, but shall be made effective as of the Effective Date.

      2.2 STRAPPING AND GAUGING. All Hydrocarbons in storage facilities above the pipeline connection to each such storage facility, or downstream of delivery point sales meters on gas pipelines, as of the Effective Date, shall belong to Seller, and production placed in such storage facilities thereafter and production upstream of the aforesaid meters on pipelines shall belong to Buyer and shall become a part of the Assets. In order to accomplish the foregoing allocation of production, the parties shall rely upon the records maintained by the operator of the relevant Asset, unless such records are demonstrated to be inaccurate.

      2.3 EXCLUDED ASSETS. It is the intention of the Seller to sell and Buyer to purchase only the Assets owned by the Seller as of the Effective Date. Seller specifically excludes and reserves unto Seller:

            (a) All rights and claims arising from or under any contract or agreement relating to the Assets, occurring or accruing prior to the Effective Date, including, without limitation, any claim for breach of a take-or-pay provision, gas balancing, cash balancing, accrued but unpaid joint interest billings and any other money or property of whatever nature owed to Seller by other working interest owners or any other party.

            (b) All causes of action belonging to the estate against any third parties or creditors of the Seller, including, but not limited to, causes of action arising under Chapter 5 of the Bankruptcy Code;

            (c) All books, records or other data relating to, referring to or containing information with respect to claims against the Seller, including, but not limited to the Seller's accounting records); provided, however, that copies of such information shall be provided to Buyer upon reasonable written request and reimbursement of actual expenses incurred in preparing such copies;

            (d) All funds held in any bank, trust or escrow accounts in the name of the Seller, for the benefit of the Seller or as security for an obligation of the Seller or any suspense accounts, advances, pre-payments or deposits held by any third party, including, but not limited to funds held in the plugging and abandonment escrow accounts, funds held in segregated accounts with respect to disputed working interests and disputed royalty or overriding royalty interests and vendor deposits;

            (e) Proceeds received by the Seller for the sale of certain liens held on working interests in the oil, gas and leasehold in the Boddy Lease in Clay County, Texas and the Powell Lease in Archer County;

            (f) Proceeds received by the Seller for the sale of South Marsh Island 141/144 Field, specifically OCS-G-2885 and OCS-G-2886;

            (g) Seller's ownership interest in any direct or indirect subsidiaries, including, but not limited to, Midcontinent Resources, Inc. Midcon Energy, Inc., Midcon Indo/Phil Energy, Midcon Asian Power Corporation Inc., Midcon Offshore Construction, Inc., Midcon Offshore Operating, Inc., Midcon Shipping & Transport, Inc. and Midcon Central Christian Scholarships, Inc.;

            (h) Accounts receivable accrued prior to September 1, 1997, including, but not limited to, accounts receivable due from parties asserting working interests and/or overriding royalty interests in the Assets; and

            (i) All assets, rights and claims of the Seller and granted by the Bankruptcy Code or the Bankruptcy Court not specifically assigned herein and accruing on or accruing prior to the Effective Date.

            Those items described in Section 2.3(a) through (i) hereinabove are collectively referred to as the "Excluded Assets." The listing of the Excluded Assets is set forth in EXHIBIT "G."

      2.4 PURCHASE PRICE. The Purchase Price shall be in the aggregate amount of Twenty-Seven Million Five Hundred Thousand and No/100 Dollars ($27,500,000.00) payable in full in same day funds at the Closing.

      2.5 ADDITIONAL CONSIDERATION. In addition to the Purchase Price, Buyer agrees to assume the following obligations ("Additional Consideration"):

            (a) Buyer will be financially responsible for all capital expenditures associated with the drilling and completion of the High Island Block A-568, OCS-G-2716 Well No. A-17 and the capital expenditures related to the installation of a pipeline associated with the production from platform(s) located on High Island Block

A-568 operated by Samedan Oil Corporation insofar and only insofar as the interest of Seller in the lease is concerned.

            (b) To the extent of Seller's interest in the Subject Interests, as reflected on EXHIBIT "A-1", Buyer shall assume the plugging and abandonment obligations of Seller for that certain expired oil and gas lease bearing Serial No. OCS-G-6651, East Cameron Area, Block 316.

            (c) To the extent of Seller's interest in the Subject Interests, as reflected on EXHIBIT "A-1", Buyer shall assume the plugging and abandonment obligations of Seller for that certain expired oil and gas lease bearing Serial No. OCS-G-1352, West Cameron Area, Block 21 (West Cameron Area, Block 21/44 Complex).

            (d) Buyer agrees to pay Seller the Overhead Fee from the Effective Date through and including the Closing Date.

            (e) Buyer agrees to pay $1,000,000 to the Seller with such funds to be applied first toward the payment of Bankruptcy Court approved fees and expenses of the Trustee, the Trustee's professionals and the professionals of the statutory committee of unsecured creditors appointed in the Bankruptcy Proceeding, all of which shall have been incurred in connection with the sale process, and with the balance of such funds to be disbursed in accordance with further order of the Bankruptcy Court.

            (f) Buyer agrees to perform all plugging, abandonments, and removals of all wells, pipelines, flowlines, platforms, personal property, machinery, facilities and equipment included in the Assets, in accordance with all applicable statutes, governmental orders and regulations.

      For purposes of this Section, Seller and Buyer estimate that total value of the Additional Consideration set forth in Section 2.5(a) to (e) to be paid by Buyer is not less than Four Million Six Hundred Eighty Eight Thousand and No/100 Dollars ($4,688,000). The Additional Consideration set forth in Section 2.5(f) above is a contingent liability which cannot be estimated for the purposes of this Agreement.

      2.6   PURCHASE PRICE ALLOCATION.

            (a) Seller and Buyer mutually agree to allocate the Purchase Price among the Assets as set forth in EXHIBIT "H" attached hereto. Seller and Buyer agree that the said allocation as set forth on EXHIBIT "H" is the proper allocation of the Purchase Price in accordance with the fair market value of the Assets, and that said allocation of the Purchase Price of the Assets as set forth on EXHIBIT "H" shall comply with Section 1060 of the Internal Revenue Code of 1986, as amended (the "Code"), and Treasury Regulations promulgated thereunder. Subject to the requirements of any applicable tax law, all tax returns and reports including, without limitation, IRS Form 8594 (Asset Acquisition Statement under Section 1060 of the Code), filed by the Seller and/or Buyer shall be prepared consistently with such allocation. In the event of any purchase price adjustment hereunder, the Buyer and Seller agree to adjust such allocation to reflect such purchase price adjustment and to file consistently any tax returns and reports including, without limitation, IRS Form 8594, required as a result of such purchase price adjustment.

            (b) Buyer and Seller each agree to furnish the other a copy of IRS Form 8594 as filed with the Internal Revenue Service by such party as any affiliate thereof, pursuant to Section 1060 of the Code, as a result of the consummation of the transactions contemplated hereby, within thirty (30) days of the filing of such form with the Internal Revenue Service.

      2.7 TRANSFER DATE. The transfer of the Assets in accordance with the terms hereof shall occur at Closing, as defined herein; provided, however, that the effective time of the transfer of the Assets and the assumption by Buyer of the liabilities and obligations associated with the Assets shall be the Effective Date, except as otherwise provided herein.

      2.8   ALLOCATION OF RIGHTS AND LIABILITIES.

            (a) Provided that the transactions contemplated herein are consummated, Seller shall be entitled to all of the rights (including, without limitation, the right to all production, proceeds of production and other proceeds) of ownership, and shall be subject to the duties and obligations of such ownership attributable to the Assets and attributable to the Assets and attributable to periods of time prior to the Effective Date. Subject to the provisions hereof, Buyer shall be entitled to all of the rights (including, without limitation, the right to all production, proceeds or production and other proceeds) of such ownership, and shall be subject to the duties and obligations of such ownership attributable to the Assets and attributable to periods of time from and after the Effective Date.

            (b) Without limiting the foregoing, the items which shall be allocated to the Assets to the extent that the following arise or accrue prior to or after the Effective Date include: (i) royalties and other amounts payable to third parties with respect to burdens on production attributable to the Assets, (ii) ad valorem, production, excess, severance, windfall profit or other taxes based on measure by the ownership of the Assets or production attributable thereto or the value of the proceeds of the sale thereof; provided, however, that nothing in this Section 2.8(b) shall contravene Section 12.6(a) of this Agreement, (iii) operating and capital costs attributable to the Assets, including, without limitation, expenses incurred under applicable operating agreements and, in the absence of an operating agreement, expenses of the sort customarily billed under such agreements, (iv) all liabilities and duties attributable to the Assets under all pertinent documents.

            (c) If any adjustments are made pursuant to operating agreements, gas balancing agreements, audits of the joint accounts or gas purchase contracts for periods prior to the Effective Date, Seller shall bear all charges and be entitled to all credits attributable to Seller's interest for such period. Adjustments and/or audits for the period subsequent to the Effective Date shall be borne by or inure to the benefit of the Buyer.

      2.9 RISK OF LOSS. Except as otherwise provided in this Agreement, Seller shall assume all risk of loss with respect to the Assets prior to the Closing Date, and Buyer shall assume all risk of loss from and after the Closing Date. In the event any physical asset(s), including fixtures and improvements, valued at less than twenty-five (25%) percent of the Purchase Price and to be sold hereunder is damaged by fire or other calamity before Closing, Seller may repair the damage at its cost or, at its sole option, either reduce the Purchase Price by the cost of the damage or withdraw the damaged Asset from the sale and reduce the Purchase Price by the undamaged value thereof. Should the loss exceed twenty-five (25%) percent of the Purchase Price, Buyer shall have the option either to (i) require Seller to repair the damage, or (ii) terminate this Agreement.


                       SECTION 3.  GENERAL DUE DILIGENCE

      3.1 GENERAL DUE DILIGENCE. Buyer shall have until 5:00 p.m., C.S.T., on October 24, 1997 (the "General Due Diligence Completion Date") to complete its independent investigation, evaluation and analysis of the Assets which Buyer desires to conduct ("General Due Diligence"). In connection therewith, Buyer shall have the right to independently evaluate, inspect, inventory and verify the Assets, perform its own General Due Diligence examination of the title, governmental requirements, all lease, well and right-of-way files, data and other information regarding the Assets. Subject to the General Due Diligence, Buyer is acquiring the Assets solely in reliance on its own investigations and independently of any evaluation made by Seller, is willing to accept the Assets in their present condition, and understands there are no warranties thereon. At any time prior to the General Due Diligence Completion Date, Buyer may terminate this Agreement without any liability or recourse.

      3.2 ACCESS TO INFORMATION. To assist Buyer in performing its General Due Diligence, Seller shall make a good faith effort to give Buyer and Buyer's authorized representatives (a) physical access to the wells and other equipment included in the Assets at Buyer's sole risk, cost and expense for the purpose of inspecting the same, and (b) access to all of Seller's Records and documents relative to the Assets; provided, however, that Seller shall have no obligation to provide Buyer with access to any data or information which access Seller cannot legally provide Buyer because of third party restrictions on Seller.

Notwithstanding anything to the contrary, however, Seller shall use its best efforts to obtain a waiver of such third-party restrictions to permit Buyer access to the data or information. In the event a waiver is not obtained, Seller shall provide such information regarding the nature, content, or effect on the Assets or Subject Interests of such data or information.

      3.3 ACCESS TO CERTAIN BOOKS, RECORDS AND DOCUMENTS. Seller has heretofore and will continue to make available to Buyer for Buyer's inspection and copying, at Buyer's sole expense, at Seller's offices during normal business hours, copies of oil, gas and mineral leases, assignments, unit and operating agreements, title opinions, related title information and well classification information under applicable state and federal laws, as are available to and/or in Seller's possession. Reliance on such information shall be at the sole risk of Buyer, and Seller makes no warranty, guaranty or representation as to the accuracy of such data. Seller shall not be obligated to update any abstracts, title opinions or additional title information, but shall cooperate with Buyer in Buyer's efforts to obtain, at Buyer's expense, such additional title information as Buyer may reasonably deem prudent. Seller shall have the right to make and retain copies of such records as Seller may desire prior to the delivery of the records to Buyer. Insofar as Seller reasonably believes such records may be needed or useful in connection with federal, state or local regulatory or tax matters or resolution of existing disputes or contract compliance issues, all with third parties, Buyer, for a reasonable period after the Closing, shall further make available to Seller (at the location of such records in Buyer's organization) access to such of the records as Buyer may have in its possession (or to which it may have access) upon written request of Seller during normal business hours and Seller shall have the right to copy and retain such copies of the records; provided, however, the rights granted to Seller hereunder shall not be deemed to obligate Buyer to maintain any of the records for any specified period of time and in the event Buyer plans to destroy any material portions of the records, Buyer shall notify Seller in writing 30 days in advance thereof.

      3.4   BUYER'S TITLE REVIEW.

            (a) Immediately upon execution by all parties hereto of this Agreement, Buyer may, at Buyer's sole cost and expense, commence and diligently pursue such examination of title of the Subject Interests as Buyer desires. Seller shall fully cooperate with Buyer and shall make available to Buyer, all documents, records and material in Seller's possession (except to the extent disclosure of same is prohibited pursuant to agreements with third parties) and all assistance reasonably necessary to assist Buyer in determining the validity of Seller's title in and to the Subject Interests. Title opinions that have been previously prepared by counsel for Seller shall be made available. In no event, however, does Seller warrant or represent the sufficiency, completeness or accuracy of such documents, records and materials, and Buyer's reliance thereon shall be at Buyer's sole risk and expense. Buyer shall notify Seller of any Title Defects associated with such property on or before the General Due Diligence Completion Date. To be effective, Buyer's written notice of a Title Defect must include (i) a brief description of the matter constituting the asserted Title Defect, and

(ii) supporting documents reasonably necessary for Seller (or a title attorney or examiner hired by Seller) to verify the existence of such asserted Title Defect. Any matters not described in a written notice of Title Defect prior to the General Due Diligence Completion Date shall conclusively be deemed to have been waived and accepted by Buyer, and shall be deemed Permitted Encumbrances hereunder.

            (b) Upon receipt of the notice set forth under Section 3.4(a) above, Seller shall have the right, but not the obligation, until the Closing Date to cure all or any portion of asserted Title Defects, such curative costs to be borne solely by Seller; provided, however that if the value of the asserted Title Defect equals or exceeds five percent (5%) of the Purchase Price, then Seller may, at its option and in its sole discretion, exercised by the giving of written notice to Buyer within five (5) days of receipt of Buyer's notice of asserted Title Defects, terminate this Agreement, and Seller and Buyer shall be under no obligation to each other with regard to the purchase and sale of any Assets, such termination to be without liability to either party other than payment of their respective third party charges and out of pocket costs herein. Failure of Seller to give notice of an election to terminate this Agreement shall be deemed an election not to terminate this Agreement and to adopt the procedures and remedies concerning asserted Title Defects set forth herein. If Buyer elects to waive or is deemed to have waived any asserted or unasserted Title Defects, such waived or unasserted Title Defects shall be deemed Permitted Encumbrances hereunder. If Seller within the time provided above is unable, elects not or refuses to cure such asserted Title Defects, Buyer may elect at its option to either (i) reduce the Purchase Price by an amount attributable to the reserves to which title has failed based upon the allocations made pursuant to Section 2.6; provided however, that the Purchase Price shall not be reduced unless the amount attributable to the reserves to which Title Defects exist exceeds in the aggregate Ten Thousand Dollars ($10,000), or (ii) terminate this Agreement. Failure by Buyer to elect adjustment to the Purchase Price or termination of this Agreement shall be deemed an election by Buyer to waive such claim and retain the interest covered by the asserted, but uncured, Title Defect and such uncured Title Defect shall thereupon be deemed a Permitted Encumbrance.

      3.5 TITLE DEFECTS. For the purposes of this Agreement, a portion of the Subject Interests shall be deemed to have a "Title Defect" if, as of the Effective Date, there is an encumbrance, encroachment, irregularity, or objection which would cause Seller not to have Defensible Title to the Assets.


                     SECTION 4.  DISCLAIMER OF WARRANTIES

      4.1 DISCLAIMER OF WARRANTY OF TITLE; SUBROGATION. The net revenue interest and working interests set forth on EXHIBIT "A-1" reflect, to the best knowledge available to Seller, Seller's net revenue interest and working interest in each of the Assets. Seller agrees to notify

Buyer if, prior to Closing, Seller becomes aware of any information which would reduce the net revenue or working interests set forth on EXHIBIT "A-1". The assignments and conveyances made by this Agreement are made without warranty of title, express, implied or statutory, and without recourse, even as to the return of the Purchase Price or other consideration, but with full substitution and subrogation of the Seller, and all persons claiming by, through and under Seller, to the extent assignable, in and to all covenants and warranties by the Seller's predecessors in title, and with full subrogation of all rights accruing under the statutes of limitation or prescription under the laws of various states in which the Assets are located and all rights of actions of warranty against all former owners of the Assets.

     4.2 DISCLAIMER OF WARRANTY, PERSONAL PROPERTY AND FIXTURES. Seller and Buyer agree that, to the extent required by the applicable law to be operative, the disclaimers of certain warranties contained in this paragraph are "conspicuous" disclaimers for the purposes of any applicable law, rule or order. The Assets are assigned to Buyer without recourse (even as to the return of the Purchase Price or other consideration), covenant or warranty of any kind, express, implied or statutory. WITHOUT LIMITING THE GENERALITY OF THE IMMEDIATELY PRECEDING SENTENCE, SELLER HEREBY (i) EXPRESSLY DISCLAIMS AND NEGATES ANY REPRESENTATION OR WARRANTY, EXPRESSED, IMPLIED, AT COMMON LAW, BY CODE (OR OTHERWISE), BY STATUTE, OR OTHERWISE RELATING TO (A) PRODUCTION RATES, RECOMPILATION OPPORTUNITIES, DECLINE RATES, OR THE QUALITY, QUANTITY OR VOLUME OF THE RESERVES OF HYDROCARBONS, IF ANY, ATTRIBUTABLE TO THE ASSETS, (B) THE ACCURACY, COMPLETENESS OR MATERIALITY OF ANY INFORMATION, DATA OR THEIR MATERIALS (WRITTEN OR ORAL) NOW, HERETOFORE OR HEREAFTER FURNISHED TO BUYER BY OR ON BEHALF OF SELLER, AND (C) THE ENVIRONMENTAL CONDITION OF THE ASSETS. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, SELLER EXPRESSLY DISCLAIMS AND NEGATES, AND BUYER HEREBY WAIVES, AS TO PERSONAL, MOVABLE AND IMMOVABLE PROPERTY, EQUIPMENT AND FIXTURES CONSTITUTING A PART OF THE ASSETS (i) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, (ii) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, (iii) ANY IMPLIED OR EXPRESSED WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, (iv) ANY RIGHTS OF PURCHASERS UNDER APPROPRIATE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION OR RETURN OF THE PURCHASE PRICE, (v) ANY IMPLIED OR EXPRESS WARRANTY OF FREEDOM OF VICES OR DEFECTS, WHETHER KNOWN OR UNKNOWN, AND (vi) ANY ALL IMPLIED WARRANTIES EXISTING UNDER APPLICABLE LAW INCLUDING, WITHOUT LIMITATION, THE PROVISIONS OF LOUISIANA CIVIL CODE ARTICLES 2475 THROUGH 2548, INCLUSIVE (WEST 1952 AND SUPP.
1992), AND (vii) ANY IMPLIED OR EXPRESS WARRANTY REGARDING ENVIRONMENTAL LAWS, THE RELEASE OF MATERIALS INTO THE ENVIRONMENT OR PROTECTION OF THE ENVIRONMENT OR HEALTH. IT IS THE EXPRESS INTENTION OF BUYER AND SELLER THAT THE REAL PROPERTY, IMMOVABLE PROPERTY, MOVABLE

PROPERTY, EQUIPMENT, INVENTORY, MACHINERY, FIXTURES AND PERSONAL PROPERTY SHALL BE CONVEYED TO BUYER "AS IS" AND "WHERE IS" IN THEIR PRESENT CONDITION AND STATE OF REPAIR, AND BUYER REPRESENTS TO SELLER THAT BUYER HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS WITH RESPECT TO THE ASSETS AS BUYER DEEMS APPROPRIATE AND BUYER WILL ACCEPT THE REAL PROPERTY, IMMOVABLE PROPERTY, MOVABLE PROPERTY, EQUIPMENT, INVENTORY, MACHINERY, FIXTURES AND PERSONAL PROPERTY "AS IS" AND "WHERE IS" IN THEIR PRESENT CONDITION AND STATE OF REPAIR, WITH ALL FAULTS. BUYER WAIVES ITS RIGHTS UNDER THE TEXAS DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT, SECTION 17.41 et seq., TEXAS BUSINESS & COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF BUYER'S OWN SELECTION, BUYER VOLUNTARILY CONSENTS TO THIS WAIVER. IN ORDER TO EVIDENCE ITS ABILITY TO GRANT SUCH WAIVER, BUYER HEREBY REPRESENTS AND WARRANTS TO SELLER THAT BUYER (i) IS IN THE BUSINESS OF SEEKING OR ACQUIRING, BY PURCHASE OR LEASE, GOODS OR SERVICES FOR COMMERCIAL OR BUSINESS USE, (ii) HAS KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE IT TO EVALUATE THE MERITS AND RISKS OF THE TRANSACTION CONTEMPLATED HEREBY AND (iii) IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION. BUYER EXPRESSLY WAIVES THE WARRANTY OF FITNESS FOR INTENDED PURPOSES OR GUARANTEE AGAINST HIDDEN OR LATENT REDHIBITORY VICES UNDER LOUISIANA LAW, INCLUDING LOUISIANA CIVIL CODE ARTICLES 2520 (1870) THROUGH 2548, AND THE WARRANTY IMPOSED BY LOUISIANA CIVIL CODE ARTICLE 2476; WAIVES ALL RIGHTS IN REDHIBITION PURSUANT TO LOUISIANA CIVIL CODE ARTICLE 2520, ET SEQ.; ACKNOWLEDGES THAT THIS EXPRESS WAIVER SHALL BE CONSIDERED A MATERIAL AND INTEGRAL PART OF THIS SALE AND THE CONSIDERATION THEREOF; AND ACKNOWLEDGES THAT THIS WAIVER HAS BEEN BROUGHT TO THE ATTENTION OF BUYER AND EXPLAINED IN DETAIL AND THAT BUYER HAS VOLUNTARILY AND KNOWINGLY CONSENTED TO THIS WAIVER OF WARRANTY OF FITNESS AND/OR WARRANTY AGAINST REDHIBITORY VICES AND DEFECTS FOR THE ASSETS.


                     SECTION 5.  REPRESENTATIONS OF SELLER

      Seller represents the following:

      5.1 LEGAL POWER AND OWNERSHIP. Subject to Bankruptcy Court approval, Seller owns the Assets (or has a right to receive an assignment thereof, with respect to the interests in the Assets in which record title is currently held by Seller which will be assigned to Seller then to Buyer) and has the full power and right to sell and convey the same.

      5.2   LEGAL STATUS AND AUTHORITY.

            (a) Seller is an organized and existing corporation under the laws of the State of Texas, duly qualified to carry on its business in each state where failure to so qualify would have a materially adverse effect upon its business or properties.

            (b) Subject to Bankruptcy Court approval, Seller has all requisite power and authority to carry on its business as presently conducted, to enter into this Agreement and to perform their obligations under this Agreement.

            (c) The execution, delivery and performance of this Agreement, and the transactions contemplated hereby, are expressly subject to Bankruptcy Court approval.

            (d) Subject to Bankruptcy Court approval, Seller is represented herein by its duly appointed Trustee and that said Trustee has the authority to enter into this Agreement.

            (e) Subject to Bankruptcy Court approval, this Agreement constitutes, and all documents and instruments required hereunder to be executed and delivered by Seller at Closing, will constitute, legal, valid and binding obligations of Seller enforceable in accordance with their respective terms.

            (f) There is a Bankruptcy Proceeding pending in the United States Bankruptcy Court, Southern District of Texas, Corpus Christi Division. This Agreement is part of said Bankruptcy Proceeding and will be subject to and require court approval of same.

            (g) No broker or finder has acted for or on behalf of Seller in accordance with this Agreement or the transaction contemplated by this Agreement, and no broker or finder is entitled to any brokerage or finder's fee or commission in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of Seller.

            (h) Subject to Bankruptcy Court approval, the Assets will be sold free and clear of all liens, claims, interests, encumbrances, demands, suits, and except as otherwise set forth herein, actions and other judicial or administrative proceedings or investigations.

            (i) Subject to Bankruptcy Court approval, all royalties due the lessor of the oil and gas leases which are part of the Subject Interests have been timely paid post petition and, subject to claims in the Bankruptcy Proceeding, will be paid by Seller on the Closing Date.

            (j) With the exception of Production Management Corporation, all undisputed invoices submitted by contractors and subcontractors performing work on the Assets have been timely paid for work performed since December 16, 1996. The Order referenced in Section 17 herein shall provide that the sale of the Assets is free and clear of any and all claims and/or Liens with respect to work performed by all contractors and subcontractors (including Production Management Corporation) since December 16, 1996.

            (k) The Order referenced in Section 17 herein shall provide that the sale of the Assets is free and clear of any and all Liens, including but not limited to those listed on EXHIBIT "I".

                   SECTION 6.  CERTAIN AGREEMENTS OF SELLER

      6.1 OPERATIONS. Seller shall remain designated operator of those Subject Interests for which it is presently designated and recognized as operator by the MMS until the Closing Date, and thereafter until the change of operatorship shall have been approved by the MMS.

      6.2 DISBURSEMENT RESPONSIBILITIES. Seller agrees that, as to the Subject Interests for which Seller is responsible, Seller will prepay all minimum royalties required to maintain the oil and gas leases, rights-of-way and surface leases covering the Assets in force and effect and becoming due and payable prior to Closing. Seller will not pay shut-in royalty payments which may fall due at any time after Closing but will provide Buyer at Closing a list of those Subject Interests upon which a shut-in well is located and the date each such well was shut-in. Buyer agrees to reimburse Seller for any and all such payments made by Seller accruing or falling due after the Closing Date.


                     SECTION 7.  REPRESENTATIONS OF BUYER

      Buyer represents the following:

      7.1   LEGAL STATUS AND AUTHORITY

            (a) Buyer is a corporation duly organized and validly existing under the laws of the State of Texas, duly qualified to carry on its business in such state where failure to so qualify would have a materially adverse effect upon its business and properties.

            (b) Buyer has all requisite power and authority to carry on its business as presently conducted, to enter into this Agreement and to perform its obligations under this Agreement. The consummation of the transactions contemplated by this Agreement will not violate nor be in conflict with any material provision of any of Buyer's Articles of Incorporation or Bylaws or any material provision of any agreement or instrument to which Buyer is a party or is bound, or any judgment, decree, order, statute, rule or regulation applicable to Buyer.

            (c) The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite action on the part of Buyer.

      7.2 BROKER'S FEES. Buyer has incurred no obligation or liability, contingent or otherwise, for broker's or finder's fees with respect to the transaction contemplated in this Agreement that will be the responsibility of Seller.


                       SECTION 8.  ADDITIONAL COVENANTS

      8.1 OPERATIONS PRIOR TO CLOSING. After the date of this Agreement and prior to the Closing, Seller shall use and maintain the Assets in substantially the same manner in which they have been used and maintained prior to this Agreement. Unless Seller and Buyer otherwise agree, Seller shall only enter into agreements or transactions in relation to the Assets which (i) individually involve a fair market value of less than Twenty Thousand and no/100 ($20,000.00) Dollars, and (ii) are entered into in the ordinary course of business consistent with past practices. In the event that an expenditure for purposes other than day-to-day operations is proposed or contemplated, Seller shall submit such proposal to Buyer for concurrence. Buyer will assume the risk of any consequences which arise as a result of Buyer's failure or refusal to approve and pay such expenditure. Additionally, after the signing of this Agreement and prior to Closing, Seller shall have the right to make any changes, repairs or modifications, or incur any expenditures necessary relative to the Assets to prevent or react to an emergency or environmental incident. With regard to the preceding sentence, Seller shall attempt to secure Buyer's consent prior to any such expenditure or action, however, Seller shall have the right to effect such expenditure or action with or without such approval, acting as would any prudent operator under similar circumstances. Unless Buyer and Seller otherwise agree, Seller shall not materially alter the Assets (other than the use of supplies and consumables) or remove any improvements, equipment or property which comprise the Assets (other than the use of supplies and consumables).

      8.2 INSURANCE. Seller shall maintain in full force and effect all policies of insurance covering the Assets now maintained by Seller through the Closing Date. Seller shall obtain an endorsement of insurance naming Buyer as an additional insured as of the Effective Date. A copy of such certificate shall be attached as EXHIBIT "J" to this Agreement.

      8.3 PRESERVATION OF MATERIAL AGREEMENTS. Seller shall preserve in full force and effect the Assumed Contracts.

      8.4 BUSINESS RELATIONS. Use Seller's reasonable efforts to maintain its relationship with suppliers, employees, customers and others having material business relations with Seller with respect to the Assets so that they will be preserved for Buyer on and after the Closing Date.

      8.5 EQUIPMENT. Seller shall maintain all material equipment included in the Assets in accordance with customary industry operating practices and procedures.

      8.6 MISCELLANEOUS. Notwithstanding the other provisions of this Section 8, Seller (i) may take any action with respect to the Assets if reasonably necessary under emergency circumstances and provided Buyer is notified as soon as reasonably practical and (ii) shall have no liability (except to the extent such constitutes a Title Defect) to Buyer for the incorrect payment of minimum royalties or similar payments or for any failure to pay any such payments through mistake or oversight (including Seller's negligence). Seller's non-willful failure to comply with any of the requirements of this Article 8 shall not serve as a basis for a claim by Buyer for damages, or afford Buyer the right to make claim for damages.

                    SECTION 9.  CERTAIN AGREEMENTS OF BUYER

      9.1 ASSUMPTION BY BUYER. Provided the transactions contemplated herein are consummated: Buyer shall (a) on the Effective Date assume and be responsible for and shall comply with all duties and obligations of Seller as owner of the Leases (and as operator of those Leases for which Seller currently serves as operator, upon approval by the MMS), express or implied, with respect to the Assets, including without limitation, those duties and obligations arising, under or by virtue of any lease, contract, agreement, document, permit, applicable statute or rule, regulation or order of any governmental authority (specifically including, without limitation, any governmental request or requirement to plug, re-plug and/or abandon any well of whatsoever type, status or classification or take any cleanup or other remedial action with respect to the property or premises) and (b) post all necessary bonds required by the MMS in a form acceptable to the MMS

      9.2 COMMITMENT LETTER. Provided that this Agreement has not terminated in accordance with the provisions hereof, Buyer shall, on or before October 31, 1997, furnish Seller with an unconditional letter of financial commitment from Buyer's lender (the "Lender's Commitment Letter") for an amount not less than the Purchase Price.

                  SECTION 10.  BUYER'S CONDITIONS TO CLOSING

      The obligation of Buyer to consummate the transaction provided for herein is subject, at the option of Buyer, to the fulfillment on or prior to Closing of each of the following conditions:

      10.1 BANKRUPTCY COURT APPROVAL. The obtaining on or before November 7, 1997 of an Order from the Bankruptcy Court (i) authorizing the sale of the Assets pursuant to the terms of this Agreement free and clear of all liens, claims and interests, (including, but not limited to any charges or liens against adverse claims to or preferential rights to purchase the Assets) and
(ii) finds that the Seller has sold the Asset in good faith and in accordance with Section 363(m) of the Bankruptcy Code.

      10.2 REPRESENTATIONS. The representations by Seller set forth in Section 5 above shall be true and correct in all material respects as of the Closing Date.

      10.3 PERFORMANCE. The Seller shall have performed or complied with all agreements and covenants required by this Agreement of which performance or compliance is required prior to or at the Closing Date.

      10.4 FURTHER ASSURANCES. Buyer shall have received Seller's assurance that the Assignments delivered hereunder are validly executed on behalf of Seller.

      10.5 BUYER'S LENDER'S REVIEW. Buyer's lender shall have the right to review and ratify the Agreement and request reasonable technical amendments thereto to facilitate Buyer's financing of the Purchase Price of the Assets. Notwithstanding any provisions to the contrary, such review shall be completed by October 30, 1997.


                  SECTION 11.  SELLER'S CONDITIONS TO CLOSING

      The obligations of Seller to consummate the transaction provided for herein are subject, at the option of Seller, to the fulfillment on or prior to Closing, of each of the following conditions:

      11.1 BANKRUPTCY COURT APPROVAL. The obtaining on or before November 7, 1997 of an Order for the Bankruptcy Court (i) authorizing the sale of the Assets pursuant to the terms of this Agreement free and clear of all liens, claims and interest (including, but not limited to any charges or liens against adverse claims to or preferential rights to purchase the Assets) and (ii) finding that the Buyer has purchased the Assets in good faith in accordance with Section 363(m) of the Bankruptcy Code.

      11.2 REPRESENTATIONS. The representations by Buyer set forth in Section 7 above shall be true and correct in all material respects as of the Closing Date.

      11.3 PERFORMANCE. The Buyer shall have performed or complied with all agreements and covenants required by this Agreement of which performance or compliance is required prior to or at the Closing Date.

      11.4 FURTHER ASSURANCES. Seller shall have received Buyer's assurance that
(a) the consummation of the transaction contemplated by the Agreement will not violate the provisions of Buyer's corporate charter, by-laws or any agreement, instrument, order of judgment or law by which it is bound, and (b) the Assignments delivered hereunder are validly executed on behalf of Buyer.

      11.5 POSTING AND SUBSTITUTION OF BONDS. Seller shall have received evidence of the Buyer's posting of all bonds required by the MMS.

      11.6 POSTING OF THE LENDER'S COMMITMENT LETTER. The Buyer shall have delivered to Seller the Lender's Commitment Letter in accordance with the provisions of Section 9.2 hereof.

      11.7  MMS APPROVAL.

            (a) This Agreement is subject to the approval by the MMS of (i) the Assignments of Leases, (ii) the resignation of Seller as operator of the Subject Interests for which it is presently designated as operator, (iii) the designation of Buyer, or its affiliate, subsidiary, designee or nominee, as operator of those Leases presently operated by Seller, and (iv) such other governmental conditions or requirements imposed by statute, regulation, rule, order or decree.

            (b) In the event MMS approval of (i) the Assignments of Leases, (ii) the resignation of Seller as operator, (iii) the designation of Buyer or its affiliate, subsidiary, designee or nominee as operator, and (iv) such other governmental conditions or requirements imposed by statute, regulation, rule, order or decree, is not obtained as of the Closing Date, the Purchase Price shall be placed in an escrow account pursuant to the terms and conditions of a mutually agreed upon Escrow Agreement, which agreement shall be in a form substantially similar to the Escrow Agreement EXHIBIT "C".

      11.8 REJECTION OF EXECUTORY CONTRACTS. The filing with the Bankruptcy Court of a motion or motions for the rejection of those executory contracts which Buyer has notified Seller it does not wish to assume.


                             SECTION 12.  CLOSING

      12.1 TIME AND PLACE OF CLOSING. Closing shall occur on the Closing Date, or such other time as may be mutually agreed by the parties with approval of the Bankruptcy Court, at the offices of Weil, Gotshal & Manges LLP at 700 Louisiana, Suite 1600, Houston, Texas 77002.

      12.2 CONDITIONS PRECEDENT. Each party's obligation to consummate the transactions contemplated by this Agreement is subject to the satisfaction or waiver by the other party of the following conditions:

            (a)   Seller has Defensible Title;

            (b) Buyer shall have received a certificate, dated as of the Closing Date, and in the form attached as Exhibit "K" executed by the duly authorized Trustee to the effect that to the Trustee's knowledge, the statements made herein by Seller are true and correct as of the Closing Date.

            (c) Seller shall have received a certificate, dated as of the Closing Date, and in the form attached hereto as Exhibit "L", executed by a duly authorized officer of Buyer to the effect that the statements made herein by Buyer are true and correct as of the Closing Date.

            (d) Each party shall have performed and complied with all terms of this Agreement required to be performed or complied with by it at or prior to Closing.

            (e) No action or proceeding by or before any governmental authority shall have been instituted or threatened (and not subsequently dismissed, settled or otherwise terminated) which might restrain, prohibit or invalidate any of the transactions contemplated by this Agreement, other than an action or proceeding instituted or threatened by a party or any of its affiliates.

            (f) The representations contained in Sections 5 and 7 shall be true and correct in all material respects on the Closing Date as though made on and as of the Closing Date.

      12.3  CLOSING EVENTS.  At Closing, the following events shall occur:

            (a) Buyer and Seller shall execute and acknowledge an Assignment for each of the Subject Interests Assets listed on EXHIBITS "A" AND "A-1" in form and substance sufficient to convey title to the Assets in accordance with the terms of this Agreement. The form of the Assignments shall be substantially similar to the form attached hereto as EXHIBITS "B-1," "B-2" AND "B-3".

            (b) Buyer and Seller shall execute and acknowledge any such other instruments as are reasonably necessary to effectuate the conveyance of the Assets to Buyer, including without limitation, separate assignments of the Assets on officially approved forms in sufficient counterparts to satisfy applicable statutory and regulatory requirements for the transfer of the Assets.

            (c) To the extent permitted by law or contract, Seller shall execute and deliver at Closing the requisite number of Designation of Operator forms and any other necessary forms, as may be required by the MMS or other governmental agency having jurisdiction, to designate Buyer, or an affiliate or subsidiary or its designee or nominee, as operator.

            (d) Seller shall execute and deliver at Closing all transfer orders or Letters-in-Lieu as may be required by Buyer.

            (e) Seller and Buyer shall execute the Escrow Agreement.

            (f) The Purchase Price shall be paid by the Buyer into the Escrow Account via wire transfer. Seller and Buyer acknowledge and agree that the assignment of the Subject Interests and the designation of the change of operatorship are required to be submitted to the MMS for approval. Distribution of the Purchase Price and payment (or assumption) of the Additional Consideration shall be contingent upon MMS approval of (i) the assignment(s) of the Subject Interests, (ii) change or designation of operator forms and (iii) all such other governmental compliance forms as may be required by the MMS to complete the transfer of the Subject Interests to Buyer.


                        SECTION 13.  EFFECT OF CLOSING

      13.1 ALLOCATION OF REVENUES. Seller shall receive all proceeds from the sale of Hydrocarbons physically produced or allocable to the Assets, prior to the Effective Date, and shall also receive all other revenues attributable to the Assets accruing or relating to all periods before the Effective Date. Buyer shall receive all proceeds from the sale of Hydrocarbons physically produced from or allocable to the Assets on or after the Effective Date, and shall also receive all other revenues and benefits attributable to the Assets accruing or relating to all periods after the Effective Date.

      13.2 PAYMENT OF INVOICES. After the Closing, Seller shall be required to pay only that portion of invoices received that are applicable to work performed or material received in the period prior to the Effective Date; other charges and invoices shall be returned to the vendor for rebilling to Buyer. Similarly, after the Closing, Buyer shall pay only that portion of invoices received that are applicable to work performed or material received in the period subsequent to the Effective Date; other charges and invoices shall be returned to the vendor for rebilling to Seller.

      13.3  TAXES.

            (a) APPORTIONMENT OF AD VALOREM AND PROPERTY TAXES. All ad valorem, real property taxes and personal property taxes, including interest and penalties attributable thereto (hereinafter "Property Taxes"), attributable to the Assets with respect to the tax assessment period during which the Effective Date occurs ("Tax Period") shall be apportioned as of the Effective Date between Seller and Buyer, with Seller paying a fraction thereof based upon the number of days in the Tax Period prior to the Effective Date and Buyer paying the balance for the period beginning on or after the Effective Date. The owner of record on the assessment date shall file or cause to be filed all required reports and returns incident to the Property Taxes and shall pay or cause to be paid to the taxing authorities all Property Taxes relating to the Tax Period. If the Seller is the owner of record on the assessment date, then Buyer shall pay to Seller Buyer's pro-rata portion of Property Taxes within thirty (30) days after receipt of Seller's invoice thereof. If Buyer is the owner of record as of the assessment date then Seller shall pay to Buyer Seller's pro-rata portion of the Property Taxes within thirty (30) days after receipt of Buyer's invoice therefore.

            (b) SALES TAXES. Notwithstanding any other provision of this Agreement to the contrary, the Buyer shall be liable for and shall pay all of
(a) any transfer taxes (including documentary taxes) and fees imposed with respect to instruments of conveyance in the transactions contemplated hereby and
(b) any sales, use, gains (including state and local transfer gains taxes), excise and other transfer or similar taxes incurred in connection with the transactions contemplated by this Agreement. Each party shall execute and deliver to each other party any certificates or other documents as such other party may reasonably request to perfect any exemption from any such transfer, documentary, sales, gains excise or use Tax or otherwise comply with the applicable reporting requirements with respect to such taxes.

            (c) OTHER TAXES. Except for income taxes, franchise taxes and those taxes described in Sections 12.6(a) and (b) of this Agreement, all other federal, state and local taxes (including interest and penalties attributable thereto) on the ownership or operations of the Assets which are imposed with respect to periods or portions of periods prior to the Effective Date shall be paid by Seller and all such Taxes imposed with respect to periods or portions of periods beginning on or after the Effective Date shall be paid by Buyer.

      13.4  FINAL ADJUSTMENTS.

            (a) Within thirty days (30) days after the date of Closing, Seller shall prepare a final accounting (the "Final Accounting") for the adjustments to the Purchase Price. Seller shall submit the Final Accounting statement to Buyer, along with copies of third party vendor invoices or other evidence of expenses agreed to by Buyer and Seller, and Buyer shall have thirty (30) days to audit same and confirm the accuracy thereof. Upon agreement by Buyer and Seller as to the accuracy of said Final Accounting, or upon the expiration of said thirty
(30) day period, whichever occurs first, Seller or Buyer, whichever the case may be, shall promptly pay to the other such sum as may be found due, after making adjustments for any payments made at Closing in accordance with the Closing Statement.

            (b) If Buyer and Seller are unable to agree to all adjustments respecting the Final Accounting, within thirty (30) days after Buyer's receipt of the Final Accounting submitted by Seller, such adjustments which are not in dispute shall be made between Buyer or Seller at the expiration of such 30-day period, and as to the adjustments, which remain in dispute, Buyer and Seller shall continue to negotiate in good faith to reach a final agreement as to such disputed adjustments. If Buyer and Seller are unable to agree to such final adjustments within sixty (60) days after Seller provides the Final Accounting to Buyer, the parties shall submit such disagreement to the Bankruptcy Court for final resolution. Within five (5) days after the decision of the Bankruptcy Court, the Buyer or Seller, as the case may be, shall promptly make a cash payment to the other equal to the sum as may be found to be due as the Final Accounting.

            (c) Nothing in this Section 13.4 shall limit any right of either party to assert a claim for revenues or reimbursement after the Final Accounting, and in this regard (i) should any party receive revenues to which the other is entitled, such party shall pay over such revenues to the appropriate party within 30 days of receipt thereof, and (ii) should any party pay for costs or expenses for which the other party is responsible, such party shall reimburse the other party within 30 days of the date the responsible party receives an invoice for such costs and expenses.


                            SECTION 14.  INDEMNITY

      14.1 LIABILITIES. The term "Liabilities" shall mean any and all payments, charges, judgments, assessments, liabilities, damages, penalties, fines or costs and expenses paid or incurred by the person seeking indemnification, including any legal or other expenses reasonably incurred in connection therewith.

      14.2 INDEMNIFICATION BY SELLER. After the Closing and until the Trustee shall have been discharged, Seller shall be responsible for, shall pay on a current basis, and shall indemnify, defend, save, hold harmless, discharge and release Buyer, all of its affiliates, successors and, permitted assignees, and all of its and their respective stockholders, directors, officers, employees, agents and representatives (collectively, "Buyer Indemnified Parties") from and against any and all Liabilities, arising from, based upon, related to or associated with (a) any act or omission by Seller involving or relating to, or conditions existing on or relating to, the Assets and occurring between June 17, 1997 and the Effective Date, other than obligations and liabilities assumed by Buyer; and (b) any brokers' or finders' fees or commissions arising with respect to brokers or finders retained or engaged by Seller and resulting from or relating to the transactions contemplated in this Agreement.

      14.3 INDEMNIFICATION BY BUYER. After the Closing and until the Trustee shall have been discharged, Buyer shall assume, be responsible for, shall pay on a current basis, and shall indemnify, defend, save, hold harmless, discharge and release Seller, its Trustee, its affiliates, its and their successors and permitted assigns, and all of their respective stockholders, directors, officers, employees, agents and representatives (collectively, "Trustee Indemnified Parties") from and against all Liabilities arising from, based upon, related to or associated with (a) any act or omission by Seller involving or relating to, or conditions existing on or relating to, the Assets occurring after the Effective Date; and (b) any brokers' or finders' fees or commissions resulting from or relating to the transactions contemplated in this Agreement.


                      SECTION 15.  ENVIRONMENTAL MATTERS

      15.1 ENVIRONMENTAL DUE DILIGENCE. Buyer has had, or shall be given access to all environmental data in Seller's files for the Assets to be sold herein. Seller shall cooperate with Buyer for the performance by Buyer of any additional environmental testing, including a Phase I Site Assessment, NORM survey report and Cathodic protection surveys, at Buyer's expense, which testing shall be conducted in a reasonable manner so as not to interfere with Seller's operation of the Assets (the "Environmental Due Diligence"). Seller and Buyer shall cooperate to ensure that such testing is performed and completed on an expedited basis, but in no event later than October 30, 1997 (the "Environmental Due Diligence Completion Date").

     15.2 MATERIAL CONTAMINATION. If as a result of Buyer's environmental review, it is determined that the environment associated with the Assets has been materially contaminated ("Materially Contaminated" or "Material Contamination" being defined as the violation of existing applicable federal or state laws or regulations or common law principles existing as of the Effective Date, with respect to environmental conditions, to the extent that as to each claim, in the aggregate, (i) prosecution, if instituted, would be reasonably likely to result in a penalty, fine or damage payment of $1,000,000.00 or more or (ii) removal and remediation of such contamination required by federal or state laws or regulations existing as of the Effective Date would be reasonably likely to result in expenditures of $1,000,000.00 or more), Buyer shall notify Seller in writing of any and all such Material Contamination claims no later than the Environmental Due Diligence Completion Date. Such notification shall include (i) a detailed description of such claims, (ii) a copy of any environmental assessment, reports, data and information pertaining to such claims, and (iii) Buyer's calculation of the amount by which such claims have diminished the value of the Assets.

      15.3 REMEDIES FOR MATERIAL CONTAMINATION. Buyer shall have the unilateral right to terminate this Agreement prior to the Environmental Due Diligence Completion Date for any Material Contamination found to exist with respect to the Assets. In the event Buyer shall not have notified Seller of the existence of any such Material Contamination claim by the Environmental Due Diligence Completion Date, Buyer shall be conclusively presumed to have accepted the Assets in their present condition, including Assets which have been Materially Contaminated or which contain Material Contamination.

      15.4 NORM: It is expressly recognized that the lands and/or water bottoms, along with surface facilities and production equipment located thereon, having been used in connection with oil and gas production activities, may contain naturally occurring radioactive materials (NORM) as a result of these operations. Accordingly, lands and/or water bottoms, the Wells, and the Personal Property transferred herein are transferred with the restriction that they will be used only in connection with oil and gas producing activities associated with the Leases, and will not be subsequently transferred for unrestricted use unless the concentrations of NORM associated therewith are below the levels specified as allowable for unrestricted transfer as set forth in any and all applicable laws, orders, rules or regulations of any governmental agency or court having jurisdiction.


                           SECTION 16.  TERMINATION

      Each party to this Agreement shall use its best efforts in the performance of its obligations under this Agreement and the satisfaction of all conditions and obligations. This Agreement and the transactions contemplated herein may be terminated as provided elsewhere in this Agreement or as follows:

            (a) Either party may terminate this Agreement at any time prior to the General Due Diligence Completion Date, without liability or recourse; or

            (b) Buyer may terminate this Agreement at any time prior to the Environmental Due Diligence Completion Date, without liability or recourse; or

            (c) This Agreement may be terminated in accordance with the provisions of Sections 2.9 (Risk of Loss) and 3.4 (Buyer's Title Review), or as may otherwise be specifically provided in this Agreement.

      In the event of termination of this Agreement pursuant to the terms and provisions hereof, each party shall return all records, maps, files, papers and other property of the other then in its possession and neither party shall thereafter have any liability under this Agreement of any nature to the other. These provisions of this section shall not, however, preclude liability attaching to a party who has willfully caused the termination hereof by any act or failure to act in violation of the terms and provisions of this Agreement.


                    SECTION 17.  BANKRUPTCY COURT APPROVAL

      17.1 APPROVAL MOTION. As soon as practicable, Seller shall file with Bankruptcy Court a motion, with supporting papers and a proposed form of Order the substance of which shall have been approved by Buyer, seeking the Bankruptcy Court's approval of: (a) the sale of the Assets to Buyer free and clear of all liens, claims, interests and encumbrances pursuant to Section 363 of the Bankruptcy Code, (b) this Agreement, (c) Seller's performance under this Agreement, and (d) the assumption and assignment of the Assumed Contracts.

      17.2 SUBSEQUENT OFFERS. Should Seller receive an offer to purchase the Assets subsequent to the execution of this Agreement, such offers shall be submitted to the Bankruptcy Court for approval, and such offers must exceed the aggregate of the Purchase Price, the Additional Consideration and Buyer's Expense Reimbursement, by at least $1,000,000.00 or such other amount as may be set by the Bankruptcy Court. In the event a third party offer is approved by the Bankruptcy Court, the Seller shall pay Buyer an amount equal to Buyer's Expense Reimbursement.

      17.3  BANKRUPTCY COURT APPROVAL.

            (a) This Agreement is entered into by both parties with the express understanding that it is subject to (i) approval of the Bankruptcy Court, (ii) any other offers which may be submitted to the Bankruptcy Court as part of its approval process, which offers must exceed by $1,000,000 of the Purchase Price, the Additional Consideration and Buyer's Expense Reimbursement, in the aggregate or by any such other amount as may be set by the Bankruptcy Court, and (iii) all applicable rules and regulations under the United States Bankruptcy Code.

            (b) Notwithstanding anything to the contrary, through the date on which the motion to approve this sale is heard by the Bankruptcy Court, Seller shall not actively market any of the Assets covered by this Agreement; provided, however, that Seller shall have the right to receive and entertain other third party offers to purchase the Assets. Upon the receipt of any third party offer or notice of intent to submit an offer, Seller shall provide to Buyer prompt written notice thereof of Seller's receipt of same. Such notice to Buyer shall include the name, address of the third party, the third party purchase price, including any additional consideration, and all other terms, if any.


                          SECTION 18.  MISCELLANEOUS

      18.1 ENTIRE AGREEMENT. This Agreement, and the documents to be executed hereunder, constitute the entire agreement between the parties hereto pertaining to the Assets and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written. There are no warranties, representations or other agreements between the parties in connection with the Assets except as specifically set forth herein or in documents delivered pursuant hereto or executed contemporaneously herewith. No supplement, amendment, alteration, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the parties right to enforce same. All of the Exhibits referred to in this Agreement are hereby incorporated in this Agreement by reference and constitute a part of this Agreement. Each party to this Agreement and its counsel has received a complete set of Exhibits prior to and as of the execution of this Agreement.

      18.2 WAIVER. Any failure of any party to comply with any of its obligations, agreements or conditions contained herein may be waived by the party to whom such compliance is owed. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

      18.3 CAPTIONS. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement.

      18.4 ASSIGNMENT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns and may not be assigned without prior written consent of all parties hereto, which consent shall not be unreasonably withheld.

      18.5 NO THIRD PARTY BENEFICIARIES. Nothing in this Agreement shall entitle any party other than Buyer and Seller to any claim, cause of action, remedy or right of any kind.

      18.6 NEWS RELEASES. Seller and Buyer shall consult with each other with regard to all press releases.

      18.7 JURISDICTION. The Bankruptcy Court has, and shall retain, to the extent permissible under the Bankruptcy Code, jurisdiction over the transactions contemplated hereby, including without limitation jurisdiction over the Agreement, the signatories to this Agreement and their successors and assigns, for the purposes of enforcing the terms of this Agreement and adjudicating any disputes arising hereunder or thereunder.

      18.8 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without regard to its conflict of laws provisions; provided, however, the validity of the various conveyances affecting the title to real property shall be governed by and construed in accordance with the laws of the state in which the Assets are located.

      18.9 NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been given if delivered to:

      SELLER:     Sheila Macdonald, Trustee
                  Midcon Offshore, Inc.
                  2323 Shepherd, Suite 915
                  Houston, Texas  77019
                  Telephone:  (713) 520-0377
                  Telecopier: (713) 520-1427

                        and

                  Harry A. Perrin
                  Weil, Gotshal & Manges LLP
                  700 Louisiana, Suite 1600
                  Houston, Texas  77002
                  Telephone:  (713) 546-5000
                  Telecopier: (713) 224-9511

                        and

                  M. Taylor Darden
                  Carver, Darden, Koretzky, Tessier,
                  Finn, Blossman & Areaux, L.L.C.
                  1100 Poydras St., Suite 2700
                  New Orleans, Louisiana  70163
                  Telephone:  (504) 585-3000
                  Telecopier: (504) 585-3801

      BUYER:      Thomas F. Cooke
                  Saratoga Resources, Inc.
                  2000 Dairy Ashford S., Suite 410
                  Houston, Texas  77077
                  Telephone: (713) 531-0022
                  Telecopier:

                        and

                  William M. Gray
                  3850 N. Causeway Boulevard, Suite 830
                  Metairie, Louisiana  70002
                  Telephone: (504) 831-9008
                  Telecopier: (504) 831-1528,

or to such other address as either party may communicate to the other in writing.

      18.10 EXPENSES. Except as otherwise provided herein, each party shall be solely responsible for all expenses incurred by it in connection with this transaction (including, without limitation, fees and expenses of its own counsel and accountants) and shall not be entitled to any reimbursement therefor from the other; provided, however, that this provision shall not limit Seller's ability to seek compensation for the benefit of the Seller's "Estate" (as defined and understood under Title 11 of the United States Code) to recover from the proceeds distributable to the holders of secured claims the reasonable and necessary costs and expenses of preserving or selling the property pursuant to 11 U.S.C. ss.506.

      18.11 SURVIVAL. The terms and provisions of this Agreement shall survive the Closing.

      18.12 FURTHER COOPERATION. After the Closing, each party shall execute, acknowledge, and deliver all documents, and take all such acts which from time to time may be reasonably requested by the other party in order to carry out the purposes and intent of this Agreement.

      18.13 COUNTERPARTS. This Agreement may be executed in one or more counterparts with the same effect as if all signatures of the parties hereto were on the same document, but in such event each counterpart shall constitute an original, and all of such counterparts shall constitute one Agreement; but in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by each party.

      18.14 SEVERABILITY. If any term, agreement between the parties or other provisions of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any adverse manner to either party.

      18.15 TIME OF THE ESSENCE. Unless otherwise indicated, time is of the essence in the performance of each and every obligation under this Agreement.

      18.16 BINDING EFFECT. Subject to Bankruptcy Court approval, this Agreement shall be binding upon the undersigned and their respective successors and assigns.

      EXECUTED on the day and year first written above.

                              SELLER:

                              MIDCON OFFSHORE, INC.

                              By:   /S/ S. MACDONALD
                                    --------------------------------------------
                                    Sheila Macdonald
                                    Chapter 11 Trustee for Midcon Offshore, Inc.



                              BUYER:

                              SARATOGA RESOURCES, INC.


                              By:   /S/ THOMAS F. COOK
                                    --------------------------------------------
                                    Thomas F. Cooke
                                    Chairman and Chief Executive Officer

                                  AMENDMENT TO
                         AGREEMENT OF PURCHASE AND SALE


      This AMENDMENT TO AGREEMENT OF PURCHASE AND SALE ("Agreement") is made and entered into on this day of November, 1997, by and between MIDCON OFFSHORE,
                     ----
INC., a Texas corporation, appearing herein through SHEILA MACDONALD, its duly appointed Trustee in a proceeding filed under Title 11 of the United States Code on December 16, 1996, in the Southern District of Texas, Corpus Christi Division, Case No. 96-25269-C (hereinafter referred to as "Seller") and SARATOGA RESOURCES, INC., a Texas corporation (hereinafter referred to as "Buyer").

                                  WITNESSETH:

      WHEREAS, under date of October 22, 1997, Seller and Buyer entered into that certain Agreement of Purchase and Sale (the "Agreement") providing for the purchase and sale of Seller's interest in certain oil and gas interests, related equipment, assets and other real, personal movable, immovable and mixed property, all as is more particularly set forth and described in said Agreement; and

      WHEREAS, Buyer and Seller wish to amend certain provisions thereof; and to correct others.

      NOW THEREFORE, in consideration of the mutual promises contained herein, the benefits to be derived by each party hereunder and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller agree to the following clarifying amendment:

      1. Section 1.8, BUYER'S EXPENSE REIMBURSEMENT, shall be amended and restated in its entirety to read as follows:

            Section 1.8. BUYER'S EXPENSE REIMBURSEMENT. The phrase "Buyer's Expense Reimbursement" shall mean an amount equal to Four Hundred Thousand and No/100 Dollars ($400,000) which Buyer has incurred in connection with its efforts to purchase the Assets.

      2. Section 2.4 shall be amended and restated in its entirety to read as follows:

            Section 2.4 PURCHASE PRICE. The Purchase Price shall be in the aggregate amount of Twenty-Eight Million Five Hundred Thousand and No/100 Dollars ($28,500,000.00) payable in full in same day funds at the Closing.

      3. Section 2.5, ADDITIONAL CONSIDERATION, shall be amended to delete in its entirety paragraph 2.5(e).

      4. Section 2.5, ADDITIONAL CONSIDERATION, shall be amended to re-number paragraph 2.5(f) as paragraph 2.5(e).

      5. The last two sentences of Section 2.5, ADDITIONAL CONSIDERATION, shall be amended and restated in its entirety to read as follows:

            For purposes of this Section, Seller and Buyer estimate that total value of the Additional Consideration set forth in Section 2.5(a) to
            (d) to be paid by Buyer is not less than Three Million Six Hundred Eighty Eight Thousand and No/100 Dollars ($3,688,000). The Additional Consideration set forth in Section 2.5(e) above is a contingent liability which cannot be estimated for purposes of this Agreement.

      6. With respect to all liabilities arising in connection with the contracts listed and described on EXHIBIT "F" to the Agreement (the "Assumed Contracts"), which contracts are to be assumed and assigned by Seller as part of the sale of the Assets to Buyer:

            (a) Seller agrees to pay all cure obligations under Section 365 of the Bankruptcy Code determined by the Bankruptcy Court to be due and owing with respect to the Leases (as defined in the Agreement and listed under Item Nos. 20, 21, 22, 23, 24, 25, 26 and 27 of EXHIBIT "F" to the Agreement) to be sold and assigned under the Agreement.

            (b) Seller agrees to pay all cure costs associated with the assumption of the Operating Agreement regarding High Island Block A-568 (Item No. 17), provided, however, that Buyer agrees to assume and cure all obligations for the gas imbalance attributable to the interests of Samedan in and to High Island Block A-568.

            (c) Seller agrees to pay all cure costs associated with the assumption of the Unit Operating Agreement covering Vermilion Blocks 329 and 338 (Item No. 11); provided, however, that Buyer agrees to assume and cure all obligations arising under the contributions to the plugging and abandonment escrow fund. Further, Seller agrees to give credit to Buyer equal to the amount of all mechanics' and materialmen's liens which have not been released as against 100% of the working interest of the leases (OCS-G 2876 and OCS-G 2877) within thirty (30) days following Closing.

      7. In subsection (g) of Section 2.1, AGREEMENT TO SELL AND PURCHASE THE ASSETS, the following shall be inserted in the fifth line from the top of page 5, after the work "therefrom": (the "Geophysical Data").

      8. Subsection (b) of Section 2.8, ALLOCATION OF RIGHTS AND LIABILITIES, shall be amended to delete therefrom the reference to Section 12.6(a) and to substitute therefor "Section 2.6(a)."

      9. Section 8.3, PRESERVATION OF MATERIAL AGREEMENTS, shall be amended and restated in its entirety as follows:

            Section 8.3. PRESERVATION OF MATERIAL AGREEMENTS. The Seller shall preserve in full force and effect the Assumed Contracts and the Applicable Agreements.

      10. Except as corrected and amended herein, the Agreement to Purchase and Sale entered into between Seller and Buyer shall remain as written.

      EXECUTED on this      day of November, 1997.
                       ----

                                 SELLER:

                                 MIDCON OFFSHORE, INC.

                                 By:
                                    -----------------------------------------
                                    Sheila Macdonald
                                    Chapter 11 Trustee for Midcon Offshore, Inc.


                                 BUYER:

                                 SARATOGA RESOURCES, INC.

                                 By:
                                    -----------------------------------------
                                 Its:
                                     ----------------------------------------

                                   EXHIBIT B


                                                                      10/18/97
                            CHART OF RECORDED LIENS*

              A.                  C.               D.                E.                      F.                  G.
                                                                                                              ADJUSTED
                                                 AMOUNT                                                        AMOUNT
           CREDITOR            PROPERTY             $      RECORDING INFORMATION     BASIS FOR ADJUSTMENT        $
=======================================================================================================================


1.   Abbeville Lumber          West Cameron     23,400.00  Dated 11/22/96, Recorded   Agreed Order dated           0.00
     P.O. Box 818              Block 45                    11/25/96,                  08/26/97
     Abbeville, LA               (S/2)                     Document No. 248505,
     70511-0818                                            Book 221,
                                                           Page 863

2.   Abbeville Lumber          West Cameron     32,304.95  Dated 12/04/95, Recorded   Agreed Order dated      23,400.00
     P.O. Box 818              Block 45                    11/21/96,                  08/26/97
     Abbeville, LA               (S/2)                     Document No. 248451,
     70511-0818                                            Book 221,
                                                           Page 775

3.   Abbeville Lumber          Vermilion 338    65,400.00  Dated 11/22/96, Recorded   Agreed Order dated           0.00
     P.O. Box 818                                          11/22/96,                  08/26/97
     Abbeville, LA                                         Document No. 96-13967
     70511-0818

4.   Abbeville Lumber          Vermilion 329    65,400.00  Dated 11/22/96, Recorded   Agreed Order dated           0.00
     P.O. Box 818                                          11/22/96,                  08/26/97
     Abbeville, LA                                         Document No. 96-13967
     70511-0818

5.   Aries Marine Corporation  West Cameron     17,632.28  Dated 12/12/96, Recorded   Identical lien on
     P.O. Drawer 51789         Block 45                    12/12/96,                  multiple                17,632.28
     Lafayette, LA  70505        (S/2)                     Document No. 248726,       properties
                                                           Book 222,
                                                           Page 805

6.   Aries Marine Corporation  West Cameron     17,632.28  Dated 12/12/96, Recorded   Identical lien on            0.00
     P.O. Drawer 51789         Block 56                    12/12/96,                  multiple
     Lafayette, LA  70505        (N/2)                     Document No. 248726,       properties
                                                           Book 222,
                                                           Page 805

7.   Baroid Drilling Fluids,   West Cameron     99,155.64  Dated 09/30/96, Recorded
     Inc.                      Block 45                    10/04/96,                                          99,155.64
     P.O. Box 1675               (S/2)                     Document No. 247578,
     Houston, Texas  77251                                 Book 220,
                                                           Page 728


-------------------------
*     THE TRUSTEE RESERVES THE RIGHT TO CHALLENGE THE EXTENT, PRIORITY AND VALIDITY OF ANY AND ALL LIENS REFLECTED ON THIS EXHIBIT.
      THIS EXHIBIT DOES NOT INCLUDE LIENS ASSERTED BY LDNG, LONG HORIZONS OR IN CONNECTION WITH THE VOLUMETRIC PRODUCTION PAYMENT.





CHART OF RECORDED LIENS* (continued)

                A.                C.                 D.                 E.                      F.                  G.
                                                                                                                 ADJUSTED
                                                   AMOUNT                                                         AMOUNT
             CREDITOR          PROPERTY               $       RECORDING INFORMATION     BASIS FOR ADJUSTMENT         $
==========================================================================================================================
8.   C & G Boats, Inc.         West Cameron       37,500.00   Dated 12/06/96, Recorded
     c/o Salvador J. Pusateri  Block 45                       12/12/96,                                          37,500.00
     4900 One Shell Square       (S/2)                        Document No. 2488721,
     New Orleans, LA                                          Book 222,
     70139-7701                                               Page 740

     C & G Boats, Inc.
     P.O. Box 789
     Golden Meadow, LA  70637

9.   C & G Boats, Inc.         Vermilion 329       6,000.00   Dated 12/06/96, Recorded
     c/o Salvador J. Pusateri                                 12/09/96,                                           6,000.00
     4900 One Shell Square                                    Document No. 96-14617
     New Orleans, LA
     70139-7701

     C & G Boats, Inc.
     P.O. Box 789
     Golden Meadow, LA  70637

10.  DataChem, Inc.            East Cameron       43,690.75   Dated 04/05/95, Recorded   Identical lien on
     P.O. Drawer 1840          Block 220                      04/07/95,                  multiple                43,690.75
     La Place, LA  70069-1840                                 Document No. 240226, Book  properties
                                                              208,
                                                              Page 800

11.  DataChem Inc.             West Cameron       43,690.75   Dated 04/05/95, Recorded   Identical lien on            0.00
     P.O. Drawer 1840          Block 45                       04/07/95,                  multiple
     La Place, LA  70069-1840    (S/2)                        Document No. 240226, Book  properties
                                                              208,
                                                              Page 800

12.  DataChem, Inc.            West Cameron       43,690.75   Dated 04/05/95, Recorded   Identical lien on            0.00
     P.O. Drawer 1840          Block 56                       04/07/95,                  multiple
     La Place, LA  70069-1840    (N/2)                        Document No. 240226,       properties
                                                              Book 208,
                                                              Page 800


-------------------------
*    THE TRUSTEE RESERVES THE RIGHT TO CHALLENGE THE EXTENT, PRIORITY AND VALIDITY OF ANY AND ALL LIENS REFLECTED ON THIS EXHIBIT.
     THIS EXHIBIT DOES NOT INCLUDE LIENS ASSERTED BY LDNG, LONG HORIZONS OR IN CONNECTION WITH THE VOLUMETRIC PRODUCTION PAYMENT.



                                            2



CHART OF RECORDED LIENS* (continued)

                A.                C.                 D.                 E.                      F.                  G.
                                                                                                                 ADJUSTED
                                                   AMOUNT                                                         AMOUNT
             CREDITOR          PROPERTY               $       RECORDING INFORMATION     BASIS FOR ADJUSTMENT         $
==========================================================================================================================
13.  Global Industries         East Cameron      291,245.34   Dated 01/15/97, Recorded
     Offshore, Inc.            Block 220                      01/16/97,                                         291,245.34
     c/o Mike Tesh                                            Document No. 2490556,
     900 Halliburton Center                                   Book 223,
     5151 San Felipe                                          Page 541
     Houston, Texas 77056

     Global Industries
     Offshore, Inc.
     Lawrence Uter
     107 Global Circle
     Lafayette, LA  70503

     Global Industries
     Offshore, Inc.
     P.O. Box 31936
     Lafayette, LA 70593-1936

     Billy J. Dominque, Esq.
     Liskow & Lewis
     P. O. Box 52008
     Lafayette, LA
     70505-2008


-------------------------
*    THE TRUSTEE RESERVES THE RIGHT TO CHALLENGE THE EXTENT, PRIORITY AND VALIDITY OF ANY AND ALL LIENS REFLECTED ON THIS EXHIBIT.
     THIS EXHIBIT DOES NOT INCLUDE LIENS ASSERTED BY LDNG, LONG HORIZONS OR IN CONNECTION WITH THE VOLUMETRIC PRODUCTION PAYMENT.


                                            3



CHART OF RECORDED LIENS* (continued)

                A.                C.                 D.                 E.                      F.                  G.
                                                                                                                 ADJUSTED
                                                   AMOUNT                                                         AMOUNT
             CREDITOR          PROPERTY               $       RECORDING INFORMATION     BASIS FOR ADJUSTMENT         $
==========================================================================================================================
14.  Global Industries         East Cameron            0.00   Recorded 1/16/97,                                       0.00
     Offshore, Inc.            Block 220                      Document No.
     c/o Mike Tesh                                            249058, Book 223, Page 551
     900 Halliburton Center
     5151 San Felipe
     Houston, Texas 77056

     Global Industries
     Offshore, Inc.
     Lawrence Uter
     107 Global Circle
     Lafayette, LA  70503

     Global Industries
     Offshore, Inc.
     P.O. Box 31936
     Lafayette, LA 70593-1936

     Billy J. Dominque, Esq.
     Liskow & Lewis
     P. O. Box 52008
     Lafayette, LA
     70505-2008


-------------------------
*    THE TRUSTEE RESERVES THE RIGHT TO CHALLENGE THE EXTENT, PRIORITY AND VALIDITY OF ANY AND ALL LIENS REFLECTED ON THIS EXHIBIT.
     THIS EXHIBIT DOES NOT INCLUDE LIENS ASSERTED BY LDNG, LONG HORIZONS OR IN CONNECTION WITH THE VOLUMETRIC PRODUCTION PAYMENT.


                                            4



CHART OF RECORDED LIENS* (continued)

                A.                C.                 D.                 E.                      F.                  G.
                                                                                                                 ADJUSTED
                                                   AMOUNT                                                         AMOUNT
             CREDITOR          PROPERTY               $       RECORDING INFORMATION     BASIS FOR ADJUSTMENT         $
==========================================================================================================================
15.  Global Industries         East Cameron      111,089.00   Dated 1/15/97, Book 223,                          111,089.00
     Offshore, Inc.            Block 220                      Page 789
     c/o Mike Tesh
     900 Halliburton Center
     5151 San Felipe
     Houston, Texas 77056

     Global Industries
     Offshore, Inc.
     Lawrence Uter
     107 Global Circle
     Lafayette, LA  70503

     Global Industries
     Offshore, Inc.
     P.O. Box 31936
     Lafayette, LA 70593-1936

     Billy J. Dominque, Esq.
     Liskow & Lewis
     P. O. Box 52008
     Lafayette, LA
     70505-2008

16.  Halliburton Energy        East Cameron    1,038,746.96   Dated 02/17/97, Recorded                        1,038,746.
     Service, Inc.             Block 220                      02/20/97,                                              96
     c/o John Estes                                           Document No. 249439, Book
     5151 San Felipe, Suite                                   224,
     2000                                                     Page 265
     Houston, Texas 77056

     Halliburton Energy
     Services
     P.O. Box 951046
     Dallas, Texas 75395-1046


-------------------------
*    THE TRUSTEE RESERVES THE RIGHT TO CHALLENGE THE EXTENT, PRIORITY AND VALIDITY OF ANY AND ALL LIENS REFLECTED ON THIS EXHIBIT.
     THIS EXHIBIT DOES NOT INCLUDE LIENS ASSERTED BY LDNG, LONG HORIZONS OR IN CONNECTION WITH THE VOLUMETRIC PRODUCTION PAYMENT.


                                            5



CHART OF RECORDED LIENS* (continued)

                A.                C.                 D.                 E.                      F.                  G.
                                                                                                                 ADJUSTED
                                                   AMOUNT                                                         AMOUNT
             CREDITOR          PROPERTY               $       RECORDING INFORMATION     BASIS FOR ADJUSTMENT         $
==========================================================================================================================
17.  Halliburton Energy        East Cameron    1,038,746.96   Dated 03/24/97, Recorded   Duplicate lien on            0.00
     Service, Inc.             Block 220                      03/25/97,                  same
     c/o John Estes                                           Document No. 249841, Book  property
     5151 San Felipe, Suite                                   225,
     2000                                                     Page 3
     Houston, Texas 77056

     Halliburton Energy
     Services
     P.O. Box 951046
     Dallas, Texas 75395-1046

18.  Halliburton Energy        West Cameron        8,560.80   Dated 02/17/97, Recorded                            8,560.80
     Service, Inc.             Block 45                       02/20/97,
     c/o John Estes              (S/2)                        Document No. 249440,
     5151 San Felipe, Suite                                   Book 224,
     2000                                                     Page 295
     Houston, Texas 77056

     Halliburton Energy
     Services
     P.O. Box 951046
     Dallas, Texas 75395-1046

19.  Halliburton Energy        West Cameron        8,560.80   Dated 02/20/97, Recorded   Duplicate lien on            0.00
     Service, Inc.             Block 45                       03/21/97,                  same
     c/o John Estes              (S/2)                        Document No. 249811,       property
     5151 San Felipe, Suite                                   Book 224,
     2000                                                     Page 891
     Houston, Texas 77056

     Halliburton Energy
     Services
     P.O. Box 951046
     Dallas, Texas 75395-1046


-------------------------
*    THE TRUSTEE RESERVES THE RIGHT TO CHALLENGE THE EXTENT, PRIORITY AND VALIDITY OF ANY AND ALL LIENS REFLECTED ON THIS EXHIBIT.
     THIS EXHIBIT DOES NOT INCLUDE LIENS ASSERTED BY LDNG, LONG HORIZONS OR IN CONNECTION WITH THE VOLUMETRIC PRODUCTION PAYMENT.


                                            6



CHART OF RECORDED LIENS* (continued)

                A.                C.                 D.                 E.                      F.                  G.
                                                                                                                 ADJUSTED
                                                   AMOUNT                                                         AMOUNT
             CREDITOR          PROPERTY               $       RECORDING INFORMATION     BASIS FOR ADJUSTMENT         $
==========================================================================================================================
20.  Halliburton Energy        West Cameron      464,290.63   Dated 02/17/97, Recorded                          464,290.63
     Service, Inc.             Block 56                       02/20/97,
     c/o John Estes              (N/2)                        Document No. 249441,
     5151 San Felipe, Suite                                   Book 224,
     2000                                                     Page 298
     Houston, Texas 77056

     Halliburton Energy
     Services
     P.O. Box 951046
     Dallas, Texas 75395-1046

21.  Halliburton Energy        West Cameron      464,290.63   Dated 02/20/97, Recorded   Duplicate lien on            0.00
     Service, Inc.             Block 56                       03/25/97,                  same
     c/o John Estes              (N/2)                        Document No. 249842,       property
     5151 San Felipe, Suite                                   Book 225,
     2000                                                     Page 33
     Houston, Texas 77056

     Halliburton Energy
     Services
     P.O. Box 951046
     Dallas, Texas 75395-1046

22.  Hanover Compressor Co.    East Cameron       10,849.55   Dated 12/13/96, Recorded                           10,849.55
     c/o Paul J. Franzetti     Block 220                      12/16/96,
     Sinex & Stephenson                                       Document No. 248754, Book
     2323 S. Shepherd, 14th                                   222,
     Floor                                                    Page 868
     Houston, Texas 77019

     Hanover Compressor
     P.O. Box 840332
     Dallas, Texas 75284-0332

     Hanover Compressor
     Company, Inc.
     Attn:  Mr. Michael J.
     McGhan
     12001 N. Houston Rossyln
     Houston, Texas 77086


-------------------------
*    THE TRUSTEE RESERVES THE RIGHT TO CHALLENGE THE EXTENT, PRIORITY AND VALIDITY OF ANY AND ALL LIENS REFLECTED ON THIS EXHIBIT.
     THIS EXHIBIT DOES NOT INCLUDE LIENS ASSERTED BY LDNG, LONG HORIZONS OR IN CONNECTION WITH THE VOLUMETRIC PRODUCTION PAYMENT.


                                            7



CHART OF RECORDED LIENS* (continued)

                A.                C.                 D.                 E.                      F.                  G.
                                                                                                                 ADJUSTED
                                                   AMOUNT                                                         AMOUNT
             CREDITOR          PROPERTY               $       RECORDING INFORMATION     BASIS FOR ADJUSTMENT         $
==========================================================================================================================
23.  International Boat        East Cameron      164,581.41   Dated 04/10/97, Recorded                          164,581.41
     Rentals Inc.              Block 220                      04/17/97,
     P.O. Box 1607                                            Document No. 250192, Book
     Larose, LA 70373                                         225,
                                                              Page 485
     Ryan Marine Services,
     Inc.
     P.O. Box 1448
     Galveston, Texas 77553

24.  International Boat         Mustang           13,600.00   Dated 3/5/97, Recorded                             13,600.00
     Rentals, Inc.              Island,                       3/6/97,
     P.O. Box 1607              Block 791                     Document No. 1997008349
     Larose, LA 70373

25.  International Boat        West Cameron       60,419.30   Dated 04/10/97, Recorded                           60,419.30
     Rentals Inc.              Block 45                       05/17/97,
     P.O. Box 1607               (S/2)                        Document No. 250191,
     Larose, LA 70373                                         Book 225,
                                                              Page 471
     Ryan Marine Services,
     Inc.
     P.O. Box 1448
     Galveston, Texas 77553

26.  Mar-Con Inc.              East Cameron      109,178.93   Dated 12/11/96, Recorded                          109,178.93
     P.O. Box 40               Block 220                      12/12/96,
     Erath, LA 70533                                          Document No. 248740, Book
                                                              222,
     Mar-Con, Inc.                                            Page 844
     P.O. Box 91027
     Lafayette, LA  70509


-------------------------
*    THE TRUSTEE RESERVES THE RIGHT TO CHALLENGE THE EXTENT, PRIORITY AND VALIDITY OF ANY AND ALL LIENS REFLECTED ON THIS EXHIBIT.
     THIS EXHIBIT DOES NOT INCLUDE LIENS ASSERTED BY LDNG, LONG HORIZONS OR IN CONNECTION WITH THE VOLUMETRIC PRODUCTION PAYMENT.


                                            8



CHART OF RECORDED LIENS* (continued)

                A.                C.                 D.                 E.                      F.                  G.
                                                                                                                 ADJUSTED
                                                   AMOUNT                                                         AMOUNT
             CREDITOR          PROPERTY               $       RECORDING INFORMATION     BASIS FOR ADJUSTMENT         $
==========================================================================================================================
27.  Mar-Con Inc. P.O. Box 40  West Cameron       16,935.50   Dated 12/11/96, Recorded                           16,935.50
     Erath, LA 70533           Block 45                       12/12/96,
                                 (S/2)                        Document No. 248741,
     Mar-Con, Inc.                                            Book 222,
     P.O. Box 91027                                           Page 848
     Lafayette, LA  70509

28.  Planet Indemnity          West Cameron    3,423,870.00   Dated 12/06/96, Recorded   All plugging and             0.00
     c/o John West             Block 45                       12/09/96,                  abandonment
     Vinson & Elkins, L.L.P.     (S/2)                        Document No. 248694,       obligations
     2300 First City Tower                                    Book 222,                  assumed by purchaser
     1001 Fannin Street                                       Page 746
     Houston, Texas
     77002-6760

29.  Planet Indemnity          Vermilion 338   1,640,188.00   Dated 12/06/96, Recorded   All plugging and             0.00
     c/o John West                                            12/09/96,                  abandonment
     Vinson & Elkins, L.L.P.                                  Document No. 96-14617      obligations
     2300 First City Tower                                                               assumed by purchaser
     1001 Fannin Street
     Houston, Texas
     77002-6760

30.  Planet Indemnity          Vermilion 329   1,640,188.00   Dated 12/06/96, Recorded   All plugging and             0.00
     c/o John West                                            12/09/96,                  abandonment
     Vinson & Elkins, L.L.P.                                  Document No. 96-14617      obligations
     2300 First City Tower                                                               assumed by purchaser
     1001 Fannin Street
     Houston, Texas
     77002-6760


-------------------------
*    THE TRUSTEE RESERVES THE RIGHT TO CHALLENGE THE EXTENT, PRIORITY AND VALIDITY OF ANY AND ALL LIENS REFLECTED ON THIS EXHIBIT.
     THIS EXHIBIT DOES NOT INCLUDE LIENS ASSERTED BY LDNG, LONG HORIZONS OR IN CONNECTION WITH THE VOLUMETRIC PRODUCTION PAYMENT.


                                            9



CHART OF RECORDED LIENS* (continued)

                A.                C.                 D.                 E.                      F.                  G.
                                                                                                                 ADJUSTED
                                                   AMOUNT                                                         AMOUNT
             CREDITOR          PROPERTY               $       RECORDING INFORMATION     BASIS FOR ADJUSTMENT         $
==========================================================================================================================
31.  Planet Indemnity Co.      East Cameron    1,375,881.00   Dated 12/06/96, Recorded   All plugging and             0.00
     c/o John West             Block 220                      12/09/96,                  abandonment
     Vinson & Elkins, L.L.P.                                  Document No. 248695, Book  obligations
     2300 First City Tower                                    222,                       assumed by purchaser
     1001 Fannin Street                                       Page 750
     Houston, Texas
     77002-6760

32.  Platform Crane Service    East Cameron        6,053.21   Dated 12/11/96, Recorded                            6,053.21
     Inc.                      Block 220                      12/12/96,
     c/o John P. Dillman                                      Document No. 248729, Book
     3300 Texas Commerce                                      222,
     Tower                                                    Page 838
     Houston, TX  77002

     Platform Crane Service,
     Inc.
     P.O. Box 2955
     Slidell, LA  70459

33.  Platform Crane Service    East Cameron        5,387.22   Dated 12/11/96, Recorded                            5,387.22
     Inc.                      Block 220                      12/12/96,
     c/o John P. Dillman                                      Document No. 248730, Book
     3300 Texas Commerce                                      222,
     Tower                                                    Page 840
     Houston, TX  77002

     Platform Crane Service,
     Inc.
     P.O. Box 2955
     Slidell, LA  70459


-------------------------
*    THE TRUSTEE RESERVES THE RIGHT TO CHALLENGE THE EXTENT, PRIORITY AND VALIDITY OF ANY AND ALL LIENS REFLECTED ON THIS EXHIBIT.
     THIS EXHIBIT DOES NOT INCLUDE LIENS ASSERTED BY LDNG, LONG HORIZONS OR IN CONNECTION WITH THE VOLUMETRIC PRODUCTION PAYMENT.


                                            10



CHART OF RECORDED LIENS* (continued)

                A.                C.                 D.                 E.                      F.                  G.
                                                                                                                 ADJUSTED
                                                   AMOUNT                                                         AMOUNT
             CREDITOR          PROPERTY               $       RECORDING INFORMATION     BASIS FOR ADJUSTMENT         $
==========================================================================================================================
34.  Platform Crane Service    West Cameron          781.91   Dated 12/11/96, Recorded                              781.91
     Inc.                      Block 45                       12/12/96,
     c/o John P. Dillman         (S/2)                        Document No. 248728,
     3300 Texas Commerce                                      Book 222,
     Tower                                                    Page 836
     Houston, TX  77002

     Platform Crane Service,
     Inc.
     P.O. Box 2955
     Slidell, LA  70459

35.  Platform Crane Service    West Cameron        4,879.79   Dated 12/11/96, Recorded                            4,879.79
     Inc.                      Block 45                       12/12/96,
     c/o John P. Dillman         (S/2)                        Document No. 248731,
     3300 Texas Commerce                                      Book 222,
     Tower                                                    Page 842
     Houston, TX  77002

     Platform Crane Service,
     Inc.
     P.O. Box 2955
     Slidell, LA  70459

36.  Platform Crane Service    Vermilion 329       7,057.81   Dated 12/11/96, Recorded                            7,057.81
     Inc.                                                     12/12/96,
     c/o John P. Dillman                                      Document No. 96-14742
     3300 Texas Commerce
     Tower
     Houston, TX  77002

     Platform Crane Service,
     Inc.
     P.O. Box 2955
     Slidell, LA  70459


-------------------------
*    THE TRUSTEE RESERVES THE RIGHT TO CHALLENGE THE EXTENT, PRIORITY AND VALIDITY OF ANY AND ALL LIENS REFLECTED ON THIS EXHIBIT.
     THIS EXHIBIT DOES NOT INCLUDE LIENS ASSERTED BY LDNG, LONG HORIZONS OR IN CONNECTION WITH THE VOLUMETRIC PRODUCTION PAYMENT.


                                            11



CHART OF RECORDED LIENS* (continued)

                A.                C.                 D.                 E.                      F.                  G.
                                                                                                                 ADJUSTED
                                                   AMOUNT                                                         AMOUNT
             CREDITOR          PROPERTY               $       RECORDING INFORMATION     BASIS FOR ADJUSTMENT         $
==========================================================================================================================
37.  Ponder Fishing Tools      West Cameron            0.00   Dated 03/14/97, Recorded                                0.00
     c/o William S. Malinoff      220                         03/17/97,
     Malinoff & Associates                                    Document No. 249735
     Legal Services of
     Texas, P.C.
     P.O. Box 820529
     Houston, Texas
     77282-0529

     Ponder Fishing Tools
     c/o Wayne Smith
     P.O. Box 2229
     Alice, Texas 78333

38.  Ponder Industries, Inc.   East Cameron      126,609.88   Dated 03/14/97, Recorded                          126,609.88
     c/o William S. Malinoff   Block 220                      03/17/97,
     Malinoff & Associates                                    Document No. 249734
     Legal Services of
     Texas, P.C.
     P.O. Box 820529
     Houston, Texas
     77282-0529

     Ponder Industries, Inc.
     c/o Wayne Smith
     P.O. Box 2229
     Alice, Texas 78333


-------------------------
*    THE TRUSTEE RESERVES THE RIGHT TO CHALLENGE THE EXTENT, PRIORITY AND VALIDITY OF ANY AND ALL LIENS REFLECTED ON THIS EXHIBIT.
     THIS EXHIBIT DOES NOT INCLUDE LIENS ASSERTED BY LDNG, LONG HORIZONS OR IN CONNECTION WITH THE VOLUMETRIC PRODUCTION PAYMENT.


                                            12



CHART OF RECORDED LIENS* (continued)

                A.                C.                 D.                 E.                      F.                  G.
                                                                                                                 ADJUSTED
                                                   AMOUNT                                                         AMOUNT
             CREDITOR          PROPERTY               $       RECORDING INFORMATION     BASIS FOR ADJUSTMENT         $
==========================================================================================================================
39.  Production Management     East Cameron      251,914.08   Dated 10/22/96, Recorded                          251,914.08
     Corporation               Block 220                      10/22/96,
     c/o Robin D. McGuire                                     Document No. 248104, Book
     Jones, Walker, Waechter,                                 221,
       Poitevent, Carrere &                                   Page 170
       Denagre, L.L.P.
     201 Rue Iberville,
     Suite 210
     Lafayette, LA 70508

     Production Management
     Corporation
     Attn: Stanley E.
     Ellington, Jr.
     2439 Manhattan Blvd.,
     Suite 500
     P.O. Box 44
     Harvey, Louisiana 70059

40.  Production Management     East Cameron      267,069.75   Dated 03/20/97, Recorded                          267,069.75
     Corporation               Block 220                      03/26/97,
     c/o Robin D. McGuire                                     Document No. 249849, Book
     Jones, Walker, Waechter,                                 225,
        Poitevent, Carrere &                                  Page 101
        Denagre, L.L.P.
     201 Rue Iberville,
     Suite 210
     Lafayette, LA 70508

     Production Management
     Corporation
     Attn: Stanley E.
     Ellington, Jr.
     2439 Manhattan Blvd.,
     Suite 500
     P.O. Box 44
     Harvey, Louisiana 70059


-------------------------
*    THE TRUSTEE RESERVES THE RIGHT TO CHALLENGE THE EXTENT, PRIORITY AND VALIDITY OF ANY AND ALL LIENS REFLECTED ON THIS EXHIBIT.
     THIS EXHIBIT DOES NOT INCLUDE LIENS ASSERTED BY LDNG, LONG HORIZONS OR IN CONNECTION WITH THE VOLUMETRIC PRODUCTION PAYMENT.


                                            13



CHART OF RECORDED LIENS* (continued)

                A.                C.                 D.                 E.                      F.                  G.
                                                                                                                 ADJUSTED
                                                   AMOUNT                                                         AMOUNT
             CREDITOR          PROPERTY               $       RECORDING INFORMATION     BASIS FOR ADJUSTMENT         $
==========================================================================================================================
41.  Production Management     Mustang            66,642.77  Dated 10/22/96, Recorded                           66,642.77
     Corporation               Island,                       11/15/96,
     c/o Robin D. McGuire      Block 791                     Document No. 1996044521
     Jones, Walker, Waechter,
       Poitevent, Carrere &
       Denagre, L.L.P.
     201 Rue Iberville,
     Suite 210
     Lafayette, LA 70508

     Production Management
     Corporation
     Attn: Stanley E.
     Ellington, Jr.
     2439 Manhattan Blvd.,
     Suite 500
     P.O. Box 44
     Harvey, Louisiana 70059

42.  Production Management     Mustang            66,642.77  Dated 3/20/97, Recorded    Duplicate lien on            0.00
     Corporation               Island,                       3/31/97,                   same
     c/o Robin D. McGuire      Block 791                     Document No. 1997011422    property
     Jones, Walker, Waechter,
       Poitevent, Carrere &
       Denagre, L.L.P.
     201 Rue Iberville,
     Suite 210
     Lafayette, LA 70508

     Production Management
     Corporation
     Attn: Stanley E.
     Ellington, Jr.
     2439 Manhattan Blvd.,
     Suite 500
     P.O. Box 44
     Harvey, Louisiana 70059


-------------------------
*    THE TRUSTEE RESERVES THE RIGHT TO CHALLENGE THE EXTENT, PRIORITY AND VALIDITY OF ANY AND ALL LIENS REFLECTED ON THIS EXHIBIT.
     THIS EXHIBIT DOES NOT INCLUDE LIENS ASSERTED BY LDNG, LONG HORIZONS OR IN CONNECTION WITH THE VOLUMETRIC PRODUCTION PAYMENT.


                                            14



CHART OF RECORDED LIENS* (continued)

                A.                C.                 D.                 E.                      F.                  G.
                                                                                                                 ADJUSTED
                                                   AMOUNT                                                         AMOUNT
             CREDITOR          PROPERTY               $       RECORDING INFORMATION     BASIS FOR ADJUSTMENT         $
==========================================================================================================================
43.  Production Management     West Cameron      500,207.77   Dated 10/22/96, Recorded                          500,207.77
     Corporation               Block 45                       10/22/96,
     c/o Robin D. McGuire        (S/2)                        Document No. 248105,
     Jones, Walker, Waechter,                                 Book 221,
       Poitevent, Carrere &                                   Page 173
       Denagre, L.L.P.
     201 Rue Iberville,
     Suite 210
     Lafayette, LA 70508

     Production Management
     Corporation
     Attn: Stanley E.
     Ellington, Jr.
     2439 Manhattan Blvd.,
     Suite 500
     P.O. Box 44
     Harvey, Louisiana 70059

44.  Production Management     West Cameron      500,207.77   Dated 03/20/97, Recorded   Duplicate lien on            0.00
     Corporation               Block 45                       03/26/97,                  same
     c/o Robin D. McGuire        (S/2)                        Document No. 249848,       property
     Jones, Walker, Waechter,                                 Book 225,
       Poitevent, Carrere &                                   Page 64
       Denagre, L.L.P.
     201 Rue Iberville,
     Suite 210
     Lafayette, LA 70508

     Production Management
     Corporation
     Attn: Stanley E.
     Ellington, Jr.
     2439 Manhattan Blvd.,
     Suite 500
     P.O. Box 44
     Harvey, Louisiana 70059


-------------------------
*    THE TRUSTEE RESERVES THE RIGHT TO CHALLENGE THE EXTENT, PRIORITY AND VALIDITY OF ANY AND ALL LIENS REFLECTED ON THIS EXHIBIT.
     THIS EXHIBIT DOES NOT INCLUDE LIENS ASSERTED BY LDNG, LONG HORIZONS OR IN CONNECTION WITH THE VOLUMETRIC PRODUCTION PAYMENT.


                                            15



CHART OF RECORDED LIENS* (continued)

                A.                C.                 D.                 E.                      F.                  G.
                                                                                                                 ADJUSTED
                                                   AMOUNT                                                         AMOUNT
             CREDITOR          PROPERTY               $       RECORDING INFORMATION     BASIS FOR ADJUSTMENT         $
==========================================================================================================================
45.  Production Management     Vermilion 338      72,464.10   Dated 10/22/96, Recorded                           72,464.10
     Corporation                                              10/22/96,
     c/o Robin D. McGuire                                     Document No. 96-12815
     Jones, Walker, Waechter,
       Poitevent, Carrere &
       Denagre, L.L.P.
     201 Rue Iberville,
     Suite 210
     Lafayette, LA 70508

     Production Management
     Corporation
     Attn: Stanley E.
     Ellington, Jr.
     2439 Manhattan Blvd.,
     Suite 500
     P.O. Box 44
     Harvey, Louisiana 70059

46.  Production Management     Vermilion 338      52,162.05   Dated 03/20/97, Recorded                           57,162.05
     Corporation                                              03/26/97,
     c/o Robin D. McGuire                                     Document No. 96-3918
     Jones, Walker, Waechter,
       Poitevent, Carrere &
       Denagre, L.L.P.
     201 Rue Iberville,
     Suite 210
     Lafayette, LA 70508

     Production Management
     Corporation
     Attn: Stanley E.
     Ellington, Jr.
     2439 Manhattan Blvd.,
     Suite 500
     P.O. Box 44
     Harvey, Louisiana 70059


-------------------------
*    THE TRUSTEE RESERVES THE RIGHT TO CHALLENGE THE EXTENT, PRIORITY AND VALIDITY OF ANY AND ALL LIENS REFLECTED ON THIS EXHIBIT.
     THIS EXHIBIT DOES NOT INCLUDE LIENS ASSERTED BY LDNG, LONG HORIZONS OR IN CONNECTION WITH THE VOLUMETRIC PRODUCTION PAYMENT.


                                            16



CHART OF RECORDED LIENS* (continued)

                A.                C.                 D.                 E.                      F.                  G.
                                                                                                                 ADJUSTED
                                                   AMOUNT                                                         AMOUNT
             CREDITOR          PROPERTY               $       RECORDING INFORMATION     BASIS FOR ADJUSTMENT         $
==========================================================================================================================
47.  Production Management     Vermilion 329      72,464.10   Dated 10/22/96, Recorded   Identical lien on            0.00
     Corporation                                              10/22/96,                  multiple
     c/o Robin D. McGuire                                     Document No. 96-12815      properties
     Jones, Walker, Waechter,
       Poitevent, Carrere &
       Denagre, L.L.P.
     201 Rue Iberville,
     Suite 210
     Lafayette, LA 70508

     Production Management
     Corporation
     Attn: Stanley E.
     Ellington, Jr.
     2439 Manhattan Blvd.,
     Suite 500
     P.O. Box 44
     Harvey, Louisiana 70059

48.  Production Management     Vermilion 329      52,162.05   Dated 03/20/97, Recorded   Identical lien on            0.00
     Corporation                                              03/26/97,                  multiple
     c/o Robin D. McGuire                                     Document No. 97-3918       properties
     Jones, Walker, Waechter,
       Poitevent, Carrere &
       Denagre, L.L.P.
     201 Rue Iberville,
     Suite 210
     Lafayette, LA 70508

     Production Management
     Corporation
     Attn: Stanley E.
     Ellington, Jr.
     2439 Manhattan Blvd.,
     Suite 500
     P.O. Box 44
     Harvey, Louisiana 70059

49.  Ryan Marine Service,       Mustang           13,600.00   Dated 3/5/97, Recorded     Duplicate lien on            0.00
     Inc.                       Island,                       3/6/97,                    same
     P.O. Box 1448              Block 791                     Document No. 1997008350    property filed by
     Galveston, Texas 77553                                                              International Boat
                                                                                         Rentals,
                                                                                         Inc.


-------------------------
*    THE TRUSTEE RESERVES THE RIGHT TO CHALLENGE THE EXTENT, PRIORITY AND VALIDITY OF ANY AND ALL LIENS REFLECTED ON THIS EXHIBIT.
     THIS EXHIBIT DOES NOT INCLUDE LIENS ASSERTED BY LDNG, LONG HORIZONS OR IN CONNECTION WITH THE VOLUMETRIC PRODUCTION PAYMENT.


                                            17



CHART OF RECORDED LIENS* (continued)

                A.                C.                 D.                 E.                      F.                  G.
                                                                                                                 ADJUSTED
                                                   AMOUNT                                                         AMOUNT
             CREDITOR          PROPERTY               $       RECORDING INFORMATION     BASIS FOR ADJUSTMENT         $
==========================================================================================================================
50.  Samedan Oil Corporation   High Island       315,877.63   Dated 02/26/97, Recorded                          315,877.63
     c/o David Bennett         Block 568                      03/18/97,
     Thompson & Knight                                        Document No. _______,
     1700 Pacific Avenue,                                     Book 325,
     Suite 3300                                               Page 779
     Dallas, Texas 75201-4693

     Samedan Oil Corporation
     c/o Kent Jones
     350 Glenborough #240
     Houston, Texas 77067

     Samedan Oil Corporation
     P.O. Box 840747
     Dallas, Texas 75284-0747

51.  The Sea Nav Corp.         East Cameron        3,530.06   Dated 04/22/97, Recorded                            3,530.06
     1417 Hugh Wallis Road     Block 220                      04/28/97,
     South                                                    Document No. 250325, Book
     Lafayette, LA  70508                                     225,
                                                              Page 689

52.  The Sea Nav Corp.         East Cameron        3,326.66   Dated 04/22/97, Recorded                            3,326.66
     1417 Hugh Wallis Road     Block 220                      04/28/97,
     South                                                    Document No. 250326, Book
     Lafayette, LA  70508                                     225,
                                                              Page 696

53.  The Sea Nav Corp.         East Cameron       12,401.84   Dated 04/22/97, Recorded                           12,401.84
     1417 Hugh Wallis Road     Block 220                      04/28/97,
     South                                                    Document No. 250327, Book
     Lafayette, LA  70508                                     225,
                                                              Page 703

54.  The Sea Nav Corp.         East Cameron        8,723.98   Dated 04/22/97, Recorded                            8,723.98
     1417 Hugh Wallis Road     Block 220                      04/28/97,
     South                                                    Document No. 250328, Book
     Lafayette, LA  70508                                     225,
                                                              Page 710


-------------------------
*    THE TRUSTEE RESERVES THE RIGHT TO CHALLENGE THE EXTENT, PRIORITY AND VALIDITY OF ANY AND ALL LIENS REFLECTED ON THIS EXHIBIT.
     THIS EXHIBIT DOES NOT INCLUDE LIENS ASSERTED BY LDNG, LONG HORIZONS OR IN CONNECTION WITH THE VOLUMETRIC PRODUCTION PAYMENT.


                                            18



CHART OF RECORDED LIENS* (continued)

                A.                C.                 D.                 E.                      F.                  G.
                                                                                                                 ADJUSTED
                                                   AMOUNT                                                         AMOUNT
             CREDITOR          PROPERTY               $       RECORDING INFORMATION     BASIS FOR ADJUSTMENT         $
==========================================================================================================================
55.  The Sea Nav Corp.         West Cameron        3,530.06   Dated 04/22/97, Recorded   Duplicate lien               0.00
     1417 Hugh Wallis Road     Block 45                       04/28/97,                  filed on
     South                       (S/2)                        Document No. 250325,       multiple properties
     Lafayette, LA  70508                                     Book 225,
                                                              Page 689

56.  The Sea Nav Corp.         West Cameron        3,326.66   Dated 04/22/97, Recorded   Duplicate lien               0.00
     1417 Hugh Wallis Road     Block 45                       04/28/97,                  filed on
     South                       (S/2)                        Document No. 250326,       multiple properties
     Lafayette, LA  70508                                     Book 225,
                                                              Page 696

57.  The Sea Nav Corp.         West Cameron       12,401.84   Dated 04/22/97, Recorded   Duplicate lien               0.00
     1417 Hugh Wallis Road     Block 45                       04/28/97,                  filed on
     South                       (S/2)                        Document No. 250327,       multiple properties
     Lafayette, LA  70508                                     Book 225,
                                                              Page 703

58.  The Sea Nav Corp.         West Cameron        8,723.98   Dated 04/22/97, Recorded   Duplicate lien               0.00
     1417 Hugh Wallis Road     Block 45                       04/28/97,                  filed on
     South                       (S/2)                        Document No. 250328,       multiple properties
     Lafayette, LA  70508                                     Book 225,
                                                              Page 710

59.  The Sea Nav Corp.         West Cameron        3,530.06   Dated 04/22/97, Recorded   Duplicate lien               0.00
     1417 Hugh Wallis Road     Block 56                       04/28/97,                  filed on
     South                       (N/2)                        Document No. 250325,       multiple properties
     Lafayette, LA  70508                                     Book 225,
                                                              Page 689

60.  The Sea Nav Corp.         West Cameron        3,326.66   Dated 04/22/97, Recorded   Duplicate lien               0.00
     1417 Hugh Wallis Road     Block 56                       04/28/97,                  filed on
     South                       (N/2)                        Document No. 250326,       multiple properties
     Lafayette, LA  70508                                     Book 225,
                                                              Page 696

61.  The Sea Nav Corp.         West Cameron       12,401.84   Dated 04/22/97, Recorded   Duplicate lien               0.00
     1417 Hugh Wallis Road     Block 56                       04/28/97,                  filed on
     South                       (N/2)                        Document No. 250327,       multiple properties
     Lafayette, LA  70508                                     Book 225,
                                                              Page 703

62.  The Sea Nav Corp.         West Cameron        8,723.98   Dated 04/22/97, Recorded   Duplicate lien               0.00
     1417 Hugh Wallis Road     Block 56                       04/28/97,                  filed on
     South                       (N/2)                        Document No. 250328,       multiple properties
     Lafayette, LA  70508                                     Book 225,
                                                              Page 710

63.  The Sea Nav Corp.         Vermilion 329         503.49   Dated 04/22/97, Recorded                              503.49
     1417 Hugh Wallis Road                                    04/28/97,
     South                                                    Document No. 97-5511
     Lafayette, LA  70508


-------------------------
*    THE TRUSTEE RESERVES THE RIGHT TO CHALLENGE THE EXTENT, PRIORITY AND VALIDITY OF ANY AND ALL LIENS REFLECTED ON THIS EXHIBIT.
     THIS EXHIBIT DOES NOT INCLUDE LIENS ASSERTED BY LDNG, LONG HORIZONS OR IN CONNECTION WITH THE VOLUMETRIC PRODUCTION PAYMENT.


                                            19



CHART OF RECORDED LIENS* (continued)

                A.                C.                 D.                 E.                      F.                  G.
                                                                                                                 ADJUSTED
                                                   AMOUNT                                                         AMOUNT
             CREDITOR          PROPERTY               $       RECORDING INFORMATION     BASIS FOR ADJUSTMENT         $
==========================================================================================================================
64.  The Sea Nav Corp.         Vermilion 329       8,723.98   Dated 04/22/97, Recorded   Duplicate lien               0.00
     1417 Hugh Wallis Road                                    04/28/97,                  filed on
     South                                                    Document No. 97-5546       multiple properties
     Lafayette, LA  70508

65.  The Sea Nav Corp.         Vermilion 329         503.49   Dated 04/22/97, Recorded   Identical lien               0.00
     1417 Hugh Wallis Road                                    04/28/97,                  filed on same
     South                                                    Document No. 97-5541       property
     Lafayette, LA  70508

66.  Underwriter's Indemnity   Vermilion 329     583,020.24   Dated 10/25/96, Recorded                          583,020.24
     c/o John West                                            12/09/96,
     Vinson & Elkins, L.L.P.                                  Document No. 96-14618
     2300 First City Tower
     1001 Fannin Street
     Houston, Texas
     77002-6760

67.  Upstream Production Inc.  East Cameron       51,932.11   Dated 11/27/96, Recorded                           51,932.11
     c/o Barry J. Sallinger    Block 220                      11/27/96,
     820 East St. Mary                                        Document No. 248544, Book
     Blvd., Suite 1                                           222,
     Lafayette, LA 70503                                      Page 24

     Upstream Production
     Services, Inc.
     123 Lafferty
     Broussard, LA  70518

68.  Upstream Production Inc.  West Cameron        9,719.80   Dated 11/27/96, Recorded                            9,719.80
     c/o Barry J. Sallinger    Block 45                       11/27/96,
     820 East St. Mary           (S/2)                        Document No. 248546,
     Blvd., Suite 1                                           Book 222,
     Lafayette, LA 70503                                      Page 26

     Upstream Production
     Services, Inc.
     123 Lafferty
     Broussard, LA  70518


-------------------------
*    THE TRUSTEE RESERVES THE RIGHT TO CHALLENGE THE EXTENT, PRIORITY AND VALIDITY OF ANY AND ALL LIENS REFLECTED ON THIS EXHIBIT.
     THIS EXHIBIT DOES NOT INCLUDE LIENS ASSERTED BY LDNG, LONG HORIZONS OR IN CONNECTION WITH THE VOLUMETRIC PRODUCTION PAYMENT.


                                            20



CHART OF RECORDED LIENS* (continued)

                A.                C.                 D.                 E.                      F.                  G.
                                                                                                                 ADJUSTED
                                                   AMOUNT                                                         AMOUNT
             CREDITOR          PROPERTY               $       RECORDING INFORMATION     BASIS FOR ADJUSTMENT         $
==========================================================================================================================
69.  Wedge DiaLog Inc.         West Cameron       20,942.90   Dated 11/11/96, Recorded                           20,942.90
     P.O. Box 540069           Block 45                       11/15/96,
     Grand Prairie, Texas        (S/2)                        Document No. 248387,
     75054-0069                                               Book 221,
                                                              Page 668
==========================================================================================================================


     TOTALS                                   15,518,198.50                                                   4,893,085.14
==========================================================================================================================



-------------------------
*    THE TRUSTEE RESERVES THE RIGHT TO CHALLENGE THE EXTENT, PRIORITY AND VALIDITY OF ANY AND ALL LIENS REFLECTED ON THIS EXHIBIT.
     THIS EXHIBIT DOES NOT INCLUDE LIENS ASSERTED BY LDNG, LONG HORIZONS OR IN CONNECTION WITH THE VOLUMETRIC PRODUCTION PAYMENT.

                                   EXHIBIT C


          Midcon Offshore, Inc., Case No. 96-25269-C-11        Dated:  11/20/97

                       CONTRACTS AND LEASES TO BE ASSUMED



                                 A.                                         B.                         C.                  D.
                                                                         CONTRACT
                            NAME/ADDRESS                            (NAME OF DOCUMENT)              PROPERTY          CURE AMOUNT
============================================================= =============================== ====================== ===============

1.     Enron Oil & Gas Company                                Offshore Operating Agreement     East Cameron Block
       (Successor in interest to BelNorth Petroleum           July 1, 1983                             316
       Corporation)                                                                                 (Expired)
       1400 Smith Street
       Houston, TX  77002

       Texoma Production Company
       Norse Petroleum (U.S.) Incorporated
       Mark Producing, Inc.
2.     Amerada Hess Corporation                               Offshore Operating Agreement     East Cameron Block
       (Successor in interest to TXP Operating Company)       June 1, 1984                             316
       P.O. Box 2040                                                                                (Expired)
       Houston, Texas  77252

       Marathon Oil Company
       P.O. Box 890654
       Dallas, Texas  75389-0654

       Marathon Oil Company
       Attn: J.R. Binford
       P.O. Box 4813
       Houston, Texas 77210

       Phillips Petroleum Company
       Attn:  Joint Interesting
       P.O. Box 1967
       Houston,  Texas  77251-1967




                                             -1-




                                 A.                                         B.                         C.                  D.
                                                                         CONTRACT
                            NAME/ADDRESS                            (NAME OF DOCUMENT)              PROPERTY          CURE AMOUNT
============================================================= =============================== ====================== ===============
3.     Enron Oil & Gas Company                                Amendment to Operating           East Cameron Block
       (Successor in interest to BelNorth Petroleum           Agreement                                316
       Corporation)                                           May 1, 1985                           (Expired)
       1400 Smith Street
       Houston, TX  77002

       Texoma Production Company
       Norse Petroleum (U.S.) Incorporated
       Mark Producing, Inc.

       Amerada Hess Corporation
       (Successor in interest to TXP Operating Company)
       P.O. Box 2040
       Houston, Texas  77252

       Phillips Petroleum Company
       Attn:  Joint Interesting
       P.O. Box 1967
       Houston,  Texas  77251-1967






                                             -2-




                                 A.                                         B.                         C.                  D.
                                                                         CONTRACT
                            NAME/ADDRESS                            (NAME OF DOCUMENT)              PROPERTY          CURE AMOUNT
============================================================= =============================== ====================== ===============
4.     Enron Oil & Gas Company                                Co-Development Agreement         East Cameron Block
       (Successor in interest to BelNorth Petroleum           August 26, 1985                          316
       Corporation)                                                                                 (Expired)
       1400 Smith Street
       Houston, TX  77002

       CNG Producing Company
       Attn:  David Baril
       1450 Poydras Street
       New Orleans, Louisiana 70112-6000

       CNG Producing Co.
       P.O. Box 62764
       New Orleans, Louisiana 70162

       Marathon Oil Company
       P.O. Box 890654
       Dallas, Texas  75389-0654

       Marathon Oil Company
       Attn: J.R. Binford
       P.O. Box 4813
       Houston, Texas 77210

       Phillips Petroleum Company
       Attn:  Joint Interesting
       P.O. Box 1967
       Houston,  Texas  77251-1967

       Amerada Hess Corporation
       (Successor in interest to TXP Operating Company)
       P.O. Box 2040
       Hosuton, Texas  77252

       Mark Producing, Inc.
       Norse Petroleum (U.S.) Incorporated
       Texoma Production Company






                                             -3-




                                 A.                                         B.                         C.                  D.
                                                                         CONTRACT
                            NAME/ADDRESS                            (NAME OF DOCUMENT)              PROPERTY          CURE AMOUNT
============================================================= =============================== ====================== ===============
5.     Chevron USA Inc.                                       Liquids Allocation Agreement     East Cameron Block       2,381.84
       c/o Chevron U.S.A. Production Company                  March 1, 1994                            220
       P.O. Box 840672
       Dallas, Texas  75284-0672
6.     Clean Gulf Associates                                  Oil Spill Contingency Agreement          N/A
       c/o Nationsbank                                        Effective January 1, 1989
       P. O. Box 307005
       Nashville, Tennessee 37230-7005
7.     A.H. Crain and John Paul Crain                         Johnson Bayou Surface            West Cameron Block       31,342.55
       Route 1, Box 70                                        Facility.                            45 (N/2)       (Ad valorem taxes)
       Grand Chenier, Louisiana  70643                        Lease Agreement
                                                              March 1, 1969
       Crain Brothers, Inc.
       P. O. Box 118
       Grand Chenier, Louisiana  70643
8.     Maxas Exploration Company (Successor in interest to    Transportation, Separation and   East Cameron Block       6,435.22
       Diamond                                                Handling of Liquids/Condensate           220
       Shamrock Partners)                                     Agreement
       717 North Harwood                                      May 3, 1991
       Dallas, Texas  75201

       Columbia Gulf Transmission Company
       Attn: Cash Management
       P.O. Box 242
       Charleston, West Virginia  25329
9.     Domain Energy Corporation                              Offshore Operating Agreement     West Cameron Block
       (successor in interest to Tenneco Ventures, Inc.)      July 1, 1995                          45 (S/2)
       P.O. Box 2229
       Houston, Texas 77252-2229

       Marilee Madan, Esq.
       Porter & Hedges, L.L.P.
       700 Louisiana, 35th Floor
       Houston, Texas  77002






                                             -4-




                                 A.                                         B.                         C.                  D.
                                                                         CONTRACT
                            NAME/ADDRESS                            (NAME OF DOCUMENT)              PROPERTY          CURE AMOUNT
============================================================= =============================== ====================== ===============
10.    Domain Energy Corporation                              Offshore Operating Agreement     West Cameron Block
       P.O. Box 2229                                          July 1, 1995                          56 (N/2)
       Houston, Texas 77252-2229

       Marilee Madan, Esq.
       Porter & Hedges, L.L.P.
       700 Louisiana, 35th Floor
       Houston, Texas  77002
11.    Domain Energy Corporation                              Unit Operating Agreement        Vermillion Block 338;     $348,556
       P.O. Box 2229                                          January 10, 1979                Vermillion Block 329
       Houston, Texas 77252-2229

       Marilee Madan, Esq.
       Porter & Hedges, L.L.P.
       700 Louisiana, 35th Floor
       Houston, Texas  77002
12.    Domain Energy Corporation                              Unit Agreement                  Vermillion Block 338
       P.O. Box 2229                                          January 26, 1979
       Houston, Texas 77252-2229

       Marilee Madan, Esq.
       Porter & Hedges, L.L.P.
       700 Louisiana, 35th Floor
       Houston, Texas  77002
13.    Hanover Compressor Company, Inc.                       Compressor Rental Unit          West Cameron 45 Field
       Attn:  Mr. Michael J. McGhan                           No. 60066                          (Johnson Bayou)
       12001 N. Houston Rossyln                               Rental Agreement
       Houston, Texas 77086
14.    Hanover Compressor Company, Inc.                       Horizontal Skimmer Rental Unit  West Cameron 45 Field
       Attn:  Mr. Michael J. McGhan                           No. RU188 Rental Agreement
       12001 N. Houston Rossyln                               Effective July 11, 1996
       Houston, Texas 77086






                                             -5-




                                 A.                                         B.                         C.                  D.
                                                                         CONTRACT
                            NAME/ADDRESS                            (NAME OF DOCUMENT)              PROPERTY          CURE AMOUNT
============================================================= =============================== ====================== ===============
15.    Hanover Compressor Company, Inc.                       Compressor Rental Unit No.       East Cameron Block
       Attn:  Mr. Michael J. McGhan                           71188                                    220
       12001 N. Houston Rossyln                               Rental Agreement
       Houston, Texas 77086
16.    Phillips Petroleum Company                             Agreement for Separation,       Mustang Island Block
       Attn:  Joint Interesting                               Dehydration and Rental of                791
       P.O. Box 1967                                          Excess
       Houston,  Texas  77251-1967                            Capacity
                                                              May 1, 1988
       ORYX Energy Company (Successor in interest to Sun
       Exploration & Production Company)
       P.O. Box 2880
       Dallas, Texas  75221-2880

       SONAT Exploration Company
       P.O. Box 1513
       Houston, TX  77251

       Texaco, Inc.
       P.O. Box 430
       Bellaire, TX 77402

       Hunt Oil Company
       Foundation Place
       1445 Ross at Field
       Dallas, TX 75202
17.    Samedan Oil Corporation                                Offshore Operating Agreement      High Island Block       387,483
       c/o Kent Jones                                         April 1, 1981                           A-568
       350 Glenborough #240
       Houston, Texas 77067

       David Bennett, Esq.
       Thompson & Knight
       1700 Pacific Avenue, Suite 3300
       Dallas, Texas  75201-4693






                                             -6-




                                 A.                                         B.                         C.                  D.
                                                                         CONTRACT
                            NAME/ADDRESS                            (NAME OF DOCUMENT)              PROPERTY          CURE AMOUNT
============================================================= =============================== ====================== ===============
18.    Stingray Pipeline Company                              Measurement Agreement January   Vermillion Block 338;
       701 E. 22nd Street                                     1,                              Vermillion Block 329
       Lombard, IL  60148                                     1997
19.    Tenneco Gas Production Corporation                     Gathering Agreement             Vermillion Block 338;
       Treasury Department (T-17)                             January 1, 1996                 Vermillion Block 329
       P. O. Box 2511
       Houston, Texas  77252-2511
20.    United States of America                               Oil and Gas Lease bearing        East Cameron Block      606,335.32
       Mineral Management Services                            Serial                                   220
       Sharon Murphy, Esq.                                    No. OCS-G 3323, dated April 1,
       United States Department of Justice, Civil Division    1976, from the United States of
       P. O. Box 875                                          America, as Lessor, in favor of
       Ben Franklin Station                                   Texas Gas Exploration
       Washington, D.C.  20044                                Corporation,
                                                              as Lessee, covering all of
                                                              Block 220,
                                                              East Cameron Area, as shown on
                                                              OCS Official Leasing Map,
                                                              Louisiana Map No. 2, containing
                                                              5,000 acres -- 100.00% Working
                                                              Interest
21.    United States of America                               Oil and Gas Lease bearing       High Island Block A-    238,181.82.
       Mineral Management Services                            Serial                                   568
       Sharon Murphy, Esq.                                    No. OCS-G 2716, dated July 1,
       United States Department of Justice, Civil Division    1974, from the United States of
       P. O. Box 875                                          America, as Lessor, in favor of
       Ben Franklin Station                                   Texas Eastern Exploration Co.,
       Washington, D.C.  20044                                et al., as Lessee, covering all
                                                              of Block
                                                              A-568, High Island Area, South
                                                              Addition, OCS Leasing Map,
                                                              Texas
                                                              Map No. 7B, containing 5,760
                                                              acres
                                                              -- 33.33% Working Interest






                                             -7-




                                 A.                                         B.                         C.                  D.
                                                                         CONTRACT
                            NAME/ADDRESS                            (NAME OF DOCUMENT)              PROPERTY          CURE AMOUNT
============================================================= =============================== ====================== ===============
22.    United States of America                               Oil and Gas Lease bearing       Mustang Island Block      7,623.83
       Mineral Management Services                            Serial                                   791
       Sharon Murphy, Esq.                                    No. OCS-G 4534, dated January
       United States Department of Justice, Civil Division    1,
       P. O. Box 875                                          1981, from the United States of
       Ben Franklin Station                                   America, as Lessor, in favor of
       Washington, D.C.  20044                                Phillips Petroleum Company and
                                                              SONAT Exploration
                                                              Company, as
                                                              Lessee, covering
                                                              all of Block 791,
                                                              Mustang Island
                                                              Area, as shown on
                                                              OCS Leasing Map,
                                                              Texas Map No. 3,
                                                              containing 5,760
                                                              acres and
                                                              associated shore
                                                              base -- 100%
                                                              Working Interest
23.    United States of America                               Oil and Gas Lease bearing        Vermilion Block 338     122,170.63
       Mineral Management Services                            Serial
       Sharon Murphy, Esq.                                    No. OCS-G 2877, dated December
       United States Department of Justice, Civil Division    1, 1974, from the United
       P. O. Box 875                                          States of
       Ben Franklin Station                                   America as Lessor, in favor of
       Washington, D.C.  20044                                CNG Producing Company,
                                                              as Lessee,
                                                              covering all of
                                                              Block 338,
                                                              Vermilion Area,
                                                              South Addition,
                                                              OCS Official
                                                              Leasing Map,
                                                              Louisiana Map No.
                                                              3B, containing
                                                              5,000 acres --
                                                              52.00% Working
                                                              Interest
24.    United States of America                               Oil and Gas Lease bearing       Vermillion Block 329     474,464.97
       Mineral Management Services                            Serial
       Sharon Murphy, Esq.                                    No. OCS-G 2876, dated January
       United States Department of Justice, Civil Division    1,
       P. O. Box 875                                          1975, from the United States of
       Ben Franklin Station                                   America, as Lessor, in favor of
       Washington, D.C.  20044                                Husky Oil Company, as Lessee,
                                                              covering all of Block 329,
                                                              Vermillion Area, South
                                                              Addition,
                                                              OCS Official Leasing Map,
                                                              Louisiana Map No. 3B,
                                                              containing
                                                              5,000 acres, as amended by
                                                              Lease
                                                              Addendum dated July 1, 1990 --
                                                              52.00% Working Interest






                                             -8-




                                 A.                                         B.                         C.                  D.
                                                                         CONTRACT
                            NAME/ADDRESS                            (NAME OF DOCUMENT)              PROPERTY          CURE AMOUNT
============================================================= =============================== ====================== ===============
25.    United States of America                               Oil and Gas Lease (formerly      West Cameron Block      222,499.91
       Mineral Management Services                            Louisiana Lease No. 1133)             45 (S/2)
       Sharon Murphy, Esq.                                    bearing
       United States Department of Justice, Civil Division    Serial No. OCS-0299, dated
       P. O. Box 875                                          July 17,
       Ben Franklin Station                                   1947, from the State of
       Washington, D.C.  20044                                Louisiana, as
                                                              Lessor, in favor
                                                              of Stanolind Oil
                                                              and Gas Company,
                                                              as Lessee,
                                                              covering the South
                                                              One-Half (S/2) of
                                                              Tract 2362, Block
                                                              45, West Cameron
                                                              Area, OCS Leasing
                                                              Map, Louisiana Map
                                                              No. 1, containing
                                                              2,500 acres and
                                                              associated shore
                                                              base -- 100%
                                                              Working Interest
                                                              (Record Title),
                                                              25.00% Working
                                                              Interest
                                                              (Operating Rights)
26.    United States of America                               Oil and Gas Lease (formerly      West Cameron Block      168,910.25
       Mineral Management Services                            Louisiana Lease No. 1134)             45 (N/2)
       Sharon Murphy, Esq.                                    bearing
       United States Department of Justice, Civil Division    Serial No. OCS-0300, dated
       P. O. Box 875                                          July 17,
       Ben Franklin Station                                   1947, from the State of
       Washington, D.C.  20044                                Louisiana, as
                                                              Lessor, in favor
                                                              of Stanolind Oil
                                                              and Gas Company,
                                                              as Lessee,
                                                              covering the North
                                                              One-Half (N/2) of
                                                              Tract 2362, Block
                                                              45, West Cameron
                                                              Area, OCS Leasing
                                                              Map, Louisiana Map
                                                              No. 1, containing
                                                              2,500 acres and
                                                              associated shore
                                                              base -- 100%
                                                              Working Interest






                                             -9-



                                 A.                                         B.                         C.                  D.
                                                                         CONTRACT
                            NAME/ADDRESS                            (NAME OF DOCUMENT)              PROPERTY          CURE AMOUNT
============================================================= =============================== ====================== ===============
27.    United States of America                               Oil and Gas Lease (formerly      West Cameron Block      Previously
       Mineral Management Services                            Louisiana Lease No. 1137)             56 (N/2)         assumed by the
       Sharon Murphy, Esq.                                    bearing                                               Trustee. Trustee
       United States Department of Justice, Civil Division    Serial No. OCS-0301, dated                            hereby seeks to
       P. O. Box 875                                          July 17,                                             assign this lease
       Ben Franklin Station                                   1947, from the State of                                      to
       Washington, D.C.  20044                                Louisiana, as                                            the Buyer.
                                                              Lessor, in favor
                                                              of Stanolind Oil
                                                              and Gas Company,
                                                              as Lessee,
                                                              covering the North
                                                              One-Half (N/2) of
                                                              Tract 2369, Block
                                                              56, West Cameron
                                                              Area, OCS Leasing
                                                              Map, Louisiana Map
                                                              No. 1, containing
                                                              2,500 acres and
                                                              associated shore
                                                              base -- 100%
                                                              Working Interest
                                                              (Record Title),
                                                              25.00% Working
                                                              Interest
                                                              (Operating Rights)
28.    Western Gulf Microwave System                          Microwave Channel Lease         Vermillion Block 329
       c/o Union Oil Company of California                    Agreement
       Attn:  Telecommunications Department                   January 1, 1996
       P.O. Box 39200
       Lafayette, Louisiana  70593-9200








                                             -10-


                                  EXHIBIT D-1


                 Midcon Offshore, Inc., Case No. 96-25269-C-11  Dated: 11/20/97

           CONTRACTS AND LEASES TO BE REJECTED AS OF NOVEMBER 14, 1997


                          A.                                  B.                       C.
                                                           CONTRACT
                     NAME/ADDRESS                     (NAME OF DOCUMENT)            PROPERTY
================================================================================ ===============

1.     Andrew Levy                             Employment Agreement                    N/A
       46 Baldwin Farms N.
       Greenwich, Connecticut 06381

2.     Calibre Geophysical Company             Geophysical Data License
       8750 South Freeway                      Agreement
       Houston, Texas  77051                   Effective April 5, 1993

3.     Camco International Inc.                Master Service Agreement                N/A
       P.O. Box 297935
       Houston, TX  77297]

4.     CBS Metering, Inc.                      Master Service Agreement                N/A
       P.O. Box 92302
       Lafayette, Louisiana  70509-2302

5.     Coastal Production Services             Master Service Agreement                N/A
       P. O. Box 1927
       Rockport, Texas  78381

6.     Delta Coatings, Inc.                    Master Service Agreement                N/A
       4835 Adams Avenue
       Baton Rouge, Louisiana  70802-1004

7.     Diversified Oil Field Services, Inc.    Master Service Agreement                N/A
       P. O. Box 1153
       Mandeville, Louisiana  70470-1153

8.     Engineering Mechanics Company           Master Service Agreement                N/A
       2707 N. Loop West, Suite 490
       Houston, Texas  77008

9.     Fairfield Industries, Inc.              Master License Agreement           3D Seismic on
       c/o Christopher A. Fusselman, Esq.      October 26, 1993                   West Cameron
       Willie Ben Daw III & Associates                                                Field
       One Westheimer Plaza
       5718 Westheimer, Suite 1750
       Houston, Texas 77057

       Fairfield Industries, Inc.
       P.O. Box 201856
       Houston, Texas  77216-1856

10.    Filco International, Inc.               Master Service Agreement                N/A
       Completion Fluids Filter Division
       P.O. Box 95093
       New Orleans, Louisiana  70195

11.    Fire Boss of Louisiana, Inc.            Master Service Agreement                N/A
       1507 Weeks Island Road
       New Iberia, Louisiana  70560-7105






                          A.                                  B.                       C.
                                                           CONTRACT
                     NAME/ADDRESS                     (NAME OF DOCUMENT)            PROPERTY
================================================================================ ===============
12.    Global Industries Offshore              Blanket Liftboat Day Rate          East Cameron
       Special Services Division               Contract                             Block 220
       P.O. Box  31936                         Effective August 1, 1996
       Lafayette, Louisiana  70593

13.    Global X-Ray & Testing Corporation      Master Service Agreement                N/A
       Engineering Department
       P.O. Box 1536
       Morgan City, Louisiana  70381

14.    Gunn Wireline                           Master Service Agreement                N/A
       P.O. Box 1108
       Friendswood, Texas  77549-1108

15.    High Island Offshore System             Interruptible Transportation        High Island
                                               Agreement                           Block A-568
                                               June 1, 1993

16.    J. Schneider and Associates, Ltd.       Master Service Agreement                N/A
       516 Verot School Rd., Suite A
       Lafayette, Louisiana 70508

17.    Louisiana Valve Source, Inc.            Master Service Agreement                N/A
       P.O. Box 130
       Milton, Louisiana  70558-0130

18.    Marathon Oil Company                    Transportation Agreement            Vermillion
       P.O. Box 890654                         December 29, 1988                    Block 329
       Dallas, Texas  75389-0654

       Marathon Oil Company
       Attn: J.R. Binford
       P.O. Box 4813
       Houston, Texas 77210

       Stingray Pipeline Company
       701 E. 22nd Street
       Lombard, IL  60148

19.    Production Management Corporation       Production Operations and               All
       c/o Mike Sport                          Maintenance Services Agreement
       P.O. Box 44                             January 1, 1996
       Harvey, Louisiana  70059

       Production Management Corporation
       c/o Robin D. McGuire, Esq.
       Jones, Walker, Waechter, Poitevent,
               Carrere & Denagre, L.L.P.
       201 Rue Iberville, Suite 210
       Lafayette, Louisiana 70508

20.    Resource Transportation, Inc.           Master Service Agreement                N/A
       P.O. Box 1229
       Cameron, Louisiana  70631

21.    Reynolds Supplies & Services, Inc.      Master Service Agreement                N/A
       P.O. Box 476
       Scott, Louisiana  70583


                                                    -2-



                          A.                                  B.                       C.
                                                           CONTRACT
                     NAME/ADDRESS                     (NAME OF DOCUMENT)            PROPERTY
================================================================================ ===============
22.    Robert R. Rainbolt                      Employment Agreement                    N/A
       c/o 2323 Shepherd, Suite 915
       Houston, Texas  77019

23.    Roclan Services Inc.                    Master Service Agreement                N/A
       c/o Parish National Bank
       P. O. Box 1440
       Covington, Louisiana  70434

       Roclan Services Inc.
       P. O. Box 1491
       Mandeville, Louisiana  70470-1491

24.    Shell Oil Company                       (Crude) Purchase Contract April    East Cameron
       Attn:  Legal Department                 1,                                   Block 220
       P.O. Box 2463                           1994
       Houston, Texas 77252

25.    Smith Environmental Technologies        Master Service Agreement                N/A
       Corporation

26.    Smith International, Inc.               Master Service Agreement                N/A
       P.O. Box 8500-s3940
       Philadelphia, PA  19101-3940

27.    Specialty Rental Tools & Supply, Inc.   Master Service Agreement                N/A
       1113 East FM 517
       Alvin, Texas  77511

28.    Stephens Truck Lines, Inc.              Master Service Agreement                N/A
       P.O. Box 5415
       Bossier City, Louisiana 71171

29.    Tenneco Gas Processing Company          Gas Purchase and Sale Agreement     Vermillion
       1010 Milam                              June 29, 1994                       Block 338;
       Houston, Texas  77002 [phone book]                                          High Island
                                                                                   Block A-568

30.    Tennessee Gas Pipeline Company          Gas Transportation Agreement       East Cameron
       1400 Broadfield                          May 20, 1986                        Block 220
       Houston, Texas  77084

       Texas Gas Exploration Corporation
       909 Fannin
       Houston, Texas  77010

31.    Tenngasco Corporation                   Gas Purchase and Sale Agreement     Vermillion
       1010 Milam                              June 1, 1993                        Block 338;
       Houston, Texas  77002                                                     Mustang Island
                                                                                   Block 791;
                                                                                   High Island
                                                                                   Block A-568

32.    Wedge Dia-Log, Inc.                     Master Service Agreement                N/A
       P.O. Box 540069
       Grand Prairie, Texas  75054-0069



                                                    -3-



                          A.                                  B.                       C.
                                                           CONTRACT
                     NAME/ADDRESS                     (NAME OF DOCUMENT)            PROPERTY
===============================================================================================
33.    Wild Well Control, Inc.                 Master Service Agreement                N/A
       22730 Gosling Rd.
       Spring, TX 77389

===============================================================================================


                                                    -4-

                                  EXHIBIT D-2



                         Midcon Offshore, Inc., Case No. 96-25269-C-11        Dated:  12/08/97

                  CONTRACTS AND LEASES TO BE REJECTED AS OF DECEMBER 1, 1997



                             A.                                    B.                     C.
                                                                CONTRACT
                        NAME/ADDRESS                       (NAME OF DOCUMENT)          PROPERTY
=================================================================================== ===============

1.     Apex Diving Services                          Master Service Agreement             N/A
       3701 5th Avenue North
       Texas City, Texas  77590
2.     Auto-Comm Engineering Corporation             Master Service Agreement             N/A
       P.O. Box 51347
       Lafayette, Louisiana  70505
3.     Automation U.S.A.                             Master Service Agreement             N/A
       P.O. Box 3307
       Lafayette, Louisiana  70502
4.     Bayou Testers                                 Master Service Agreement             N/A
       P.O. Box 2336
       Morgan City, Louisiana  70381
5.     Flow Petroleum Services, Inc.                 Master Service Contract          All Leases
       510 Guilbeau Road #C                          September 5, 1997
       Lafayette, Louisiana 70506
6.     Mechanical Equipment, Inc.                    Master Service Agreement             N/A
       P.O. Box 1800
       Midland, Texas  79701
7.     Miller Environmental Services                 Work Agreement, Spill Contract Mustang Isalnd
       600 Flato Road                                June 3, 1997                      791 Field
       P.O. Box 5233
       Corpus Christi, Texas 78405
8.     Mo-Vac Service Company of Alice               Master Service Agreement             N/A
       P.O. Box 200238
       Houston, Texas  77216-0238]
9.     Moore's Pump & Supply, Inc.                   Master Service Agreement             N/A
       P.O. Box 91027
       Lafayette, Louisiana  70509-1027
10.    Moores Wireline, Inc.                         Master Service Agreement             N/A
       Jack Rettig
       120 Park Center Street
       Broussard, Louisiana  70518-3605
11.    Newpark Environmental Services, Inc.          Master Service Agreement             N/A
       P.O. Box 92223
       Lafayette, Louisiana  70509-2223
12.    NGC Corporation f/k/a                         Gas Purchase Agreement          East Cameron
       Chevron U.S.A. Production Company             February 1, 1996                 Block 220;
       P.O. Box 840672                                                                Vermillion
       Dallas, Texas  75284-0672                                                      Block 338;
                                                                                      Vermillion
                                                                                       Block 329




                                             -1-







                             A.                                    B.                     C.
                                                                CONTRACT
                        NAME/ADDRESS                       (NAME OF DOCUMENT)          PROPERTY
=================================================================================== ===============
13.    NGC Oil Trading and Transportation, Inc.      Amended Crude Oil Sale          West Cameron
       c/o Natural Gas Clearinghouse                 Contract                       Block 45 (N/2)
       1000 Louisiana, Suite 5800                    March 18, 1997
       Houston, Texas  77002-5050
14.    NGC Oil Trading and Transportation, Inc.      Oil Purchase and Prepayment     East Cameron
       c/o Natural Gas Clearinghouse                 Agreement                        Block 220;
       1000 Louisiana, Suite 5800                    effective June 1, 1996          West Cameron
       Houston, Texas  77002-5050                                                   Block 45 (N/2);
                                                                                     West Cameron
                                                                                    Block 45 (S/2);
                                                                                     West Cameron
                                                                                    Block 56 (N/2)
15.    Petroleum Communications, Inc.                Lease Agreement                 West Cameron
       Attn:  Mr. Paul Smith                         effective October 15, 1993        45 Field
       5901 Earhart Expressway
       Harahan, Louisiana 70123

       Petroleum Communications, Inc.
       P.O. Box 54898
       New Orleans, Louisiana  70154
16.    Petroleum Helicopters, Inc.                   Master Service Agreement             N/A
       c/o John Untereker
       P.O. Box 90808
       Lafayette, Louisiana 70509

       Petroleum Helicopters, Inc.
       2121 Airline Highway, #400
       Metairie, Louisiana 70001-5979

       Petroleum Helicopters, Inc.
       c/o R. Lewis McHenry
       Jones, Walker, Waechter, Poitevent, Carrere &
               Denegre
       201 St. Charles Avenue, 49th Floor
       New Orleans, Louisiana 70170-5100
17.    Southern Petroleum Laboratories, Inc.         Master Service Agreement             N/A
       P.O. Box 200172
       Houston, TX 77216-0172

       Southern Petroleum Laboratories, Inc.
       P.O. Box 20807
       Houston, Texas  77225
18.    Texon Corporation                             (Crude) Purchase Agreement      East Cameron
       11757 Katy Freeway, Suite 1400                March 28, 1995                    Block 220
       Houston, Texas  77079
19.    Texon Corporation                             Crude Oil/Condensate Purchase   East Cameron
       11757 Katy Freeway, Suite 1400                Contract                          Block 220
       Houston, Texas  77079                         May 1, 1995






                                             -2-






                             A.                                    B.                     C.
                                                                CONTRACT
                        NAME/ADDRESS                       (NAME OF DOCUMENT)          PROPERTY
=================================================================================== ===============
20.    Total Safety, Inc.                            Master Service Agreement             N/A
       P. O. Box 297477
       Houston, Texas  77297-7477
21.    Tri-Star Supply Co., Inc.                     Master Service Agreement             N/A
       1906 Engineers Road
       Belle Chase, Louisiana  70037








                                             -3-

